                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         IKON RECEIVABLES FUNDING, LLC,
                                     Issuer

                           BNY MIDWEST TRUST COMPANY,
                                     Trustee

                                       and

                                IOS CAPITAL, LLC,
                                    Servicer

                                   ----------

                                    INDENTURE

                            Dated as of April 1, 2003

                                   ----------

                   $852,085,000 in aggregate principal amount
                      of Lease-Backed Notes, consisting of:

    $ 253,200,000       of 1.30813% Class A-1 Lease-Backed Notes

    $  26,700,000       of 1.68% Class A-2 Lease-Backed Notes

    $ 206,400,000       of Variable Rate Class A-3a Lease-Backed Notes

    $ 206,400,000       of 2.33% Class A-3b Lease-Backed Notes

    $ 159,385,000       of 3.27% Class A-4 Lease-Backed Notes

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

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................  3

    SECTION 1.01.           General Definitions........................................................  3
    SECTION 1.02.           Compliance Certificates and Opinions....................................... 24
    SECTION 1.03.           Form of Documents Delivered to Trustee and Insurer......................... 24
    SECTION 1.04.           Acts of Noteholders, etc................................................... 25
    SECTION 1.05.           Notices, etc., to Trustee, Servicer, Issuer, Insurer and Rating Agencies... 26
    SECTION 1.06.           Notice to Noteholders; Waiver.............................................. 27
    SECTION 1.07.           Effect of Headings and Table of Contents................................... 28
    SECTION 1.08.           Successors and Assigns..................................................... 28
    SECTION 1.09.           Benefits of Indenture...................................................... 28
    SECTION 1.10.           Recording of Indenture..................................................... 28
    SECTION 1.11.           GOVERNING LAW; WAIVER OF JURY TRIAL........................................ 28
    SECTION 1.12.           FORUM NON CONVENIENS....................................................... 29
    SECTION 1.13.           Legal Holidays............................................................. 29
    SECTION 1.14.           Execution in Counterparts.................................................. 29
    SECTION 1.15.           Inspection................................................................. 29
    SECTION 1.16.           Survival of Representations and Warranties................................. 30

ARTICLE II THE NOTES .................................................................................. 30

    SECTION 2.01.           General Provisions; Optional Redemption by Issuer.......................... 30
    SECTION 2.02.           Execution, Authentication, Delivery, and Dating............................ 32
    SECTION 2.03.           Transfer and Exchange...................................................... 32
    SECTION 2.04.           Mutilated, Destroyed, Lost and Stolen Notes................................ 33
    SECTION 2.05.           Book-Entry Registration.................................................... 34
    SECTION 2.06.           Notice to Clearing Agency Noteholders...................................... 35
    SECTION 2.07.           Definitive Notes........................................................... 35
    SECTION 2.08.           Payment of Interest and Principal; Rights Preserved........................ 36
    SECTION 2.09.           Persons Deemed Owners...................................................... 36
    SECTION 2.10.           Cancellation............................................................... 36
    SECTION 2.11.           Noteholder Lists........................................................... 37
    SECTION 2.12.           Treasury Notes............................................................. 37
    SECTION 2.13.           CUSIP Numbers.............................................................. 37
    SECTION 2.14.           Calculation of the LIBOR Rate.............................................. 37

ARTICLE III ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION AND APPLICATION OF MONEYS; REPORTS.............. 38

    SECTION 3.01.           Transaction Accounts; Investments by Trustee............................... 38
    SECTION 3.02.           Collection of Moneys....................................................... 40
    SECTION 3.03.           Collection Account; Payments............................................... 41
    SECTION 3.04.           The Reserve Account........................................................ 44

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
    SECTION 3.05.           Reports by Trustee; Notices of Certain Payments............................ 44
    SECTION 3.06.           Trustee May Rely on Certain Information from Servicer...................... 45
    SECTION 3.07.           Optional Deposits by the Insurer; Notice of Waivers........................ 45
    SECTION 3.08.           The Security Deposit Account............................................... 46
    SECTION 3.09.           Renewal Account............................................................ 46
    SECTION 3.10.           Shared Collections......................................................... 47
    SECTION 3.11.           Securities Intermediary.................................................... 47

ARTICLE IV THE POLICY.................................................................................. 48

    SECTION 4.01.           Claims Under Policy........................................................ 48
    SECTION 4.02.           Preference Claims.......................................................... 49
    SECTION 4.03.           Surrender of Policy........................................................ 50

ARTICLE V RELEASE OF LEASES AND INTERESTS IN EQUIPMENT................................................. 50

    SECTION 5.01.           Release of Equipment....................................................... 50
    SECTION 5.02.           Release of Leases Upon Final Lease Payment................................. 50
    SECTION 5.03.           Execution of Documents..................................................... 51
    SECTION 5.04.           Further Release of Collateral.............................................. 51

ARTICLE VI SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER............................................. 51

    SECTION 6.01.           Servicer Events of Default................................................. 51
    SECTION 6.02.           Substitute Servicer........................................................ 52

ARTICLE VII EVENTS OF DEFAULT; REMEDIES................................................................ 52

    SECTION 7.01.           Events of Default.......................................................... 52
    SECTION 7.02.           Acceleration of Maturity; Rescission and Annulment......................... 54
    SECTION 7.03.           Remedies................................................................... 55
    SECTION 7.04.           Trustee Shall File Proofs of Claim......................................... 56
    SECTION 7.05.           Waiver of Past Events...................................................... 57
    SECTION 7.06.           Trustee May Enforce Claims Without Possession of Notes..................... 57
    SECTION 7.07.           Application of Money Collected............................................. 57
    SECTION 7.08.           Limitation on Suits........................................................ 59
    SECTION 7.09.           Unconditional Right of Noteholders to Receive Principal and Interest....... 60
    SECTION 7.10.           Restoration of Rights and Remedies......................................... 60
    SECTION 7.11.           Rights and Remedies Cumulative............................................. 60
    SECTION 7.12.           Delay or Omission Not Waiver............................................... 60
    SECTION 7.13.           Control by Noteholders..................................................... 61
    SECTION 7.14.           Undertaking for Costs...................................................... 61
    SECTION 7.15.           Waiver of Stay or Extension Laws........................................... 61
    SECTION 7.16.           Sale of Asset Pool......................................................... 62

ARTICLE VIII THE TRUSTEE............................................................................... 63

    SECTION 8.01.           Certain Duties and Responsibilities........................................ 63
    SECTION 8.02.           Notice of Defaults or Events of Default.................................... 64

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
    SECTION 8.03.           Certain Rights of Trustee.................................................. 64
    SECTION 8.04.           May Hold Notes............................................................. 66
    SECTION 8.05.           Money Held in Trust........................................................ 66
    SECTION 8.06.           Compensation, Reimbursement, etc........................................... 66
    SECTION 8.07.           Corporate Trustee Required; Eligibility.................................... 66
    SECTION 8.08.           Resignation and Removal; Appointment of Successor.......................... 67
    SECTION 8.09.           Acceptance of Appointment by Successor..................................... 68
    SECTION 8.10.           Merger, Conversion, Consolidation or Succession to Business................ 69
    SECTION 8.11.           Co-Trustees and Separate Trustees.......................................... 69
    SECTION 8.12.           Acceptance by Trustee...................................................... 70
    SECTION 8.13.           Preferential Collection of Claims Against the Issuer....................... 71
    SECTION 8.14.           Reports by Trustee to Noteholders.......................................... 71
    SECTION 8.15.           No Proceedings............................................................. 71
    SECTION 8.16.           Appointment and Powers..................................................... 71
    SECTION 8.17.           Performance of Duties...................................................... 72
    SECTION 8.18.           Representations and Warranties of Trustee.................................. 72
    SECTION 8.19.           Control by the Insurer..................................................... 72
    SECTION 8.20.           Maintenance of Office or Agency............................................ 73

ARTICLE IX COVENANTS................................................................................... 73

    SECTION 9.01.           Payment of Principal and Interest.......................................... 73
    SECTION 9.02.           Maintenance of Office or Agency; Chief Executive Office.................... 73
    SECTION 9.03.           Money for Payments to Noteholders to be Held in Trust...................... 73
    SECTION 9.04.           Corporate Existence; Merger; Consolidation, etc............................ 74
    SECTION 9.05.           Protection of Asset Pool; Further Assurances............................... 75
    SECTION 9.06.           [Reserved]................................................................. 76
    SECTION 9.07.           Performance of Obligations; Assignment and Servicing Agreement............. 76
    SECTION 9.08.           Negative Covenants......................................................... 76
    SECTION 9.09.           Information as to Issuer................................................... 77
    SECTION 9.10.           Taxes...................................................................... 77
    SECTION 9.11.           Indemnification............................................................ 78
    SECTION 9.12.           Commission Reports; Reports to Trustee; Reports to Noteholders............. 78
    SECTION 9.13.           Insurer's Right with Respect to Subsequent Issuances....................... 79
    SECTION 9.14.           Perfection Representations, Warranties and Covenants....................... 79
    SECTION 9.15.           Representations and Warranties............................................. 82

ARTICLE X SUPPLEMENTAL INDENTURES...................................................................... 84

    SECTION 10.01.          Supplemental Indentures Without Consent of Noteholders..................... 84
    SECTION 10.02.          Supplemental Indentures with Consent of Noteholders........................ 85
    SECTION 10.03.          Execution of Supplemental Indentures....................................... 86
    SECTION 10.04.          Effect of Supplemental Indentures.......................................... 86

    SECTION 10.05.          Reference in Notes to Supplemental Indentures.............................. 86
    SECTION 10.06.          Compliance with Trust Indenture Act........................................ 86

ARTICLE XI SATISFACTION AND DISCHARGE.................................................................. 86

    SECTION 11.01.          Satisfaction and Discharge of Indenture.................................... 86
    SECTION 11.02.          Application of Trust Money................................................. 87

ARTICLE XII MISCELLANEOUS.............................................................................. 88

    SECTION 12.01.          Trust Indenture Act Controls............................................... 88
    SECTION 12.02.          Communication by Noteholders with Other Noteholders........................ 88
    SECTION 12.03.          Location of Leases......................................................... 88
    SECTION 12.04.          Officers' Certificate and Opinion of Counsel as to Conditions Precedent.... 88
    SECTION 12.05.          Statements Required in Certificate or Opinion.............................. 89
    SECTION 12.06.          Nonpetition................................................................ 89
    SECTION 12.07.          Non-Recourse............................................................... 89
    SECTION 12.08.          Subordination of Interest of Noteholders................................... 89

SCHEDULES

    SCHEDULE 1              Leases

EXHIBITS

    EXHIBIT A               Forms of Notes and Trustee's Certificate of Authentication

                              IKON RECEIVABLES LLC

                  Reconciliation and Tie between the Indenture
                        dated as of April 1, 2003 and the
                     Trust Indenture Act of 1939, as amended

 Trust Indenture Act Section                           Indenture Section
 ---------------------------                           -----------------

   Section 310  (a)(1)................................ Section 8.07
                (a)(2)................................         8.07
                (a)(3)................................         Not Applicable
                (a)(4)................................         Not Applicable
                (b)...................................         8.07; 8.08; 7.08;
                                                               1.05; 1.06
                (c)...................................         Not Applicable
           311  (a)...................................         8.13
                (b)...................................         8.13
           312  (a)...................................         2.11
                (b)...................................         12.02
                (c)...................................         12.02
           313  (a)...................................         8.14
                (b)(1)................................         Not Applicable
                (b)(2)................................         8.14
                (c)...................................         8.14; 1.06
                (d)...................................         8.14
           314  (a)...................................         9.12; 9.09; 1.06
                (b)...................................         Not Applicable
                (c)(1)................................         12.04
                (c)(2)................................         12.04
                (c)(3)................................         12.01
                (d)...................................         12.01
                (e)...................................         12.05
                (f)...................................         Not Applicable
           315  (a)...................................         8.01(a)
                (b)...................................         8.02; 1.06
                (c)...................................         8.01(b)
                (d)...................................         8.01(c)
                (e)...................................         7.14
           316  (a)(last sentence)....................         2.12
                (a)(1)(A).............................         7.13
                (a)(1)(b).............................         7.12
                (a)(2)................................         Not Applicable
           317  (a)(1)................................         7.03(c)
                (a)(2)................................         7.04
                (b)...................................         9.03(c)
           318  (a)...................................         12.01, 12.02
                (c)...................................         12.01

                                    INDENTURE

                This INDENTURE dated as of April 1, 2003, is among IKON RECEIVABLES FUNDING, LLC, a Delaware limited liability company (herein called the "Issuer"), BNY MIDWEST TRUST COMPANY, an Illinois Banking Corporation, as trustee (herein called the "Trustee"), and IOS CAPITAL, LLC, a Delaware limited liability company, as servicer (herein called the "Servicer").

                                    RECITALS

                The Issuer has duly authorized the issuance of $852,085,000 in aggregate principal amount of its Lease-Backed Notes, consisting of $253,200,000 aggregate principal amount of 1.30813% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $26,700,000 aggregate principal amount of 1.68% Class A-2 Lease-Backed Notes (the "Class A-2 Notes"), $206,400,000 aggregate principal amount of variable rate Class A-3a Lease-Backed Notes (the "Class A-3a Notes"), $206,400,000 aggregate principal amount of 2.33% Class A-3b Lease-Backed Notes (the "Class A-3b Notes"; and, together with the Class A-3a Notes, the "Class A-3 Notes"), and $159,385,000 aggregate principal amount of 3.27% Class A-4 Lease-Backed Notes (the "Class A-4 Notes"; and, together with the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes, the "Notes" or the "Class A Notes"), and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Notes shall be entitled to payments of interest and principal as set forth herein.

                Ambac Assurance Corporation, a Wisconsin stock insurance company (the "Insurer"), has issued and delivered a financial guaranty insurance policy, dated the Issuance Date (with endorsements, the "Policy"), pursuant to which the Insurer guarantees Insured Payments, as defined in the Policy. The Insurer has also issued and delivered the Swap Insurance Policy (as defined herein).

                As an inducement to the Insurer to issue and deliver the Policy and the Swap Insurance Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of April 23, 2003 (as amended from time to time, the "Insurance Agreement") among IOS Capital, LLC, IKON Receivables-2, LLC, the Issuer and the Insurer.

                As an additional inducement to the Insurer to issue the Policy and the Swap Insurance Policy, and as security for the performance by the Issuer of the Insurer Secured Obligations (as defined below) and as security for the performance by the Issuer of the Trustee Secured Obligations, the Issuer has agreed to assign the Asset Pool (as defined below) to the Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

                The Issuer hereby Grants to the Trustee on the Issuance Date, for the benefit and security of the Issuer Secured Parties, all of the Issuer's right, title and interest in and to (a) the Leases and all Lease Payments, Renewal Payments, Casualty Payments, Retainable Deposits, Lease Purchase Amounts, Termination Payments, Servicer Advances and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Renewal Payments, Casualty Payments, Retainable Deposits, Lease Purchase Amounts, Termination Payments, Servicer Advances and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights to payment or performance under any Lease Guaranty, (c) all rights and interests of the Issuer in any collateral with respect to any Lease, including any security deposit (whether or not they shall have become Retainable Deposits) and any security interest in any Equipment securing the obligations of the related Lessees under the Leases, (d) all interests of the Issuer in the Equipment (which, however, excludes any ownership interests therein) at any time subject to any Lease, including the security interest granted by the Seller to the Issuer pursuant to the Assignment and Servicing Agreement in the Equipment, (e) all rights, remedies, claims, powers and privileges of the Issuer under or with respect to the Swap and the Swap Documents (including all rights or security interests with respect to any guarantees thereof or collateral pledged to the Issuer thereunder), (f) all Transaction Accounts and all moneys or other property (including all rights of the Issuer with respect to financial assets) from time to time on deposit in, or credited to, any of the Transaction Accounts, including all investments and income from the investment of such moneys, (g) all rights of the Issuer under the Assignment and Servicing Agreement including, without limitation, all rights to require the repurchase of Leases, and (h) all proceeds of any of the foregoing, whether in cash or other property (collectively, the "Asset Pool").

                Such Grant is made in trust to the Trustee, for the benefit of the Issuer Secured Parties.

                The Grant of the Asset Pool effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys constituting part of the Asset Pool, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, and generally to do and receive anything that the Issuer is or may be entitled to do or receive under the Leases or with respect to any part of the Asset Pool.

                In addition, the Insurer shall cause the Policy to be issued to the Trustee for the benefit of the Noteholders and shall cause the Swap Insurance Policy to be issued.

                The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders and the Insurer may be adequately and effectively protected as hereinafter provided.

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                SECTION 1.01.    General Definitions.

                Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                1999-2 Series: means the $699,595,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 1999-2 Indenture.

                2000-1 Series: means the $498,510,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 2000-1 Indenture.

                2000-2 Series: means the $634,431,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 2000-2 Indenture.

                2001-1 Series: means the $595,000,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 2001-1 Indenture.

                2002-1 Series: means the $634,800,00 aggregate original principal amount of Leased Backed Notes issued pursuant to the Series 2002-1 Indenture.

                Acceleration Event: if: (i) a Servicer Event of Default has occurred (regardless of whether the rights and obligations of the Servicer have been terminated pursuant to Section 6.01) unless waived by the Insurer (so long as an Insurer Default has not occurred and is not continuing); (ii) with respect to any Payment Date, the Overcollateralization Balance is less than or equal to the Overcollateralization Floor; (iii) for any three consecutive Due Periods, the average of the Annualized Default Rates for those Due Periods is greater than 6.25%; or (iv) for any three consecutive Due Periods, the average of the Delinquency Rates for those Due Periods is greater than

7.0%, provided that, Acceleration Events may be waived by the Insurer but are not subject to cure.

                Act: with respect to any Noteholder, as defined in Section 1.04.

                Additional Lease: as defined in Section 14 of the Assignment and Servicing Agreement.

                Additional Principal: with respect to each Payment Date equals the excess, if any, of (i)(A) the Outstanding Principal Amount of the Notes plus the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to payments on the preceding Payment Date minus (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, over (ii) the Class A Principal Payment to be paid on the current Payment Date.

                Affiliate: with respect to any specified Person, any other Person which directly or indirectly controls, or is controlled by, or is under direct or indirect common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. A Person shall be presumed to be an Affiliate of another Person where (a) such Person beneficially owns or holds 10% or more of any class of voting securities of such designated Person or 10% or more of the equity interests in such designated Person; or (b) such designated Person beneficially owns or holds 10% or more of any class of voting securities in such Person or such designated Person beneficially owns or holds 10% or more of the equity interests in such Person.

                Allocated Other Series Shared Collections: as defined in Section 3.10.

                Annualized Default Rate: for any Due Period, the sum as of the related Determination Date of the Discounted Present Value of the Leases that became Non-Performing Leases during such Due Period minus the sum of the recoveries on Non-Performing Leases received during such Due Period, divided by the Discounted Present Value of the Leases on the Determination Date immediately preceding that Determination Date, multiplied by twelve.

                Applicable Indenture means, for each Other Series, the Indenture pursuant to which such Other Series was issued.

                Applicable Trustee means, for each Other Series, the Trustee appointed pursuant to the Applicable Indenture for such Series.

                Asset Pool: as defined in the Granting Clause hereof.

                Assignment and Servicing Agreement: the Assignment and Servicing Agreement dated as of April 1, 2003 among the Issuer, the Seller and IOS Capital, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

                Authorized Officer: with respect to any matter, any officer of or other Person representing the Issuer, IOS Capital or the Servicer, as the case may be, who is authorized to act for the Issuer, IOS Capital or the Servicer, as the case may be.

                Available Funds: with respect to any Payment Date, (1) the following amounts on deposit in the Collection Account on the related Determination Date: (a) Lease Payments (including Renewal Payments) due during the immediately preceding or any prior Due Period, (b) recoveries from Non-Performing Leases (including amounts received from the Seller pursuant to Section 5.05 of the Assignment and Servicing Agreement) to the extent IOS Capital has not repurchased or substituted Substitute Leases for such Non-Performing Leases; (c) late charges received on delinquent Lease Payments not advanced by the Servicer; (d) proceeds from purchases by IOS Capital of Leases as a result of breaches of representations and warranties to the extent IOS Capital has not substituted Substitute Leases for such Leases; (e) proceeds from the investment of funds in the Collection Account, the Renewal Account, the Reserve Account and the Security Deposit Account; (f) Casualty Payments; (g) Retainable Deposits; (h) Servicer Advances, if any, in respect of the related Due Period; (i) any amounts paid by the Counterparty to the Issuer pursuant to the Swap Documents; (j) Termination Payments to the extent that, prior to the occurrence of an Acceleration Event, an event that would give rise to the obligation to pay Additional Principal under Section 3.03(b)(viii) or an Event of Default, the Issuer does not reinvest such Termination Payments in Additional Leases; (k) proceeds received for redemption of the Notes pursuant to Section 2.01(b); (l) payments received from the Insurer pursuant to Section 3.07; (m) funds, if any, on deposit in the Renewal Account; (n) to the extent there occurs an Available Funds Shortfall, funds, if any, on deposit in the Reserve Account after making any distribution in respect of such Payment Date from the Reserve Account to the Collection Account on account of investment earnings pursuant to the first sentence of Section 3.04(b); and (o) Allocated Other Series Shared Collections to be allocated to the Notes for such Payment Date pursuant to
Section 3.10.

                Available Funds Shortfall: as defined in Section 3.04(b).

                Available Reserve Amount: with respect to any Payment Date, the amount on deposit in the Reserve Account after making any distribution in respect of such Payment Date from the Reserve Account to the Collection Account on account of investment earnings pursuant to the first sentence of Section 3.04(b).

                Benefit Plan: as defined in Section 2.03(a).

                Book-Entry Class A-1 Notes: the Class A-1 Notes, evidenced by one or more global notes registered in the name of DTC or its nominee, the ownership and transfers of which shall be made through book entries by DTC as described in Section 2.05.

                Book-Entry Class A-2 Notes: the Class A-2 Notes, evidenced by one or more global notes registered in the name of DTC or its nominee, the ownership and transfers of which shall be made through book entries by DTC as described in Section 2.05.

                Book-Entry Class A-3a Notes: the Class A-3a Notes, evidenced by one or more global notes registered in the name of DTC or its nominee, the ownership and transfers of which shall be made through book entries by DTC as described in Section 2.05.

                Book-Entry Class A-3b Notes: the Class A-3b Notes, evidenced by one or more global notes registered in the name of DTC or its nominee, the ownership and transfers of which shall be made through book entries by DTC as described in Section 2.05.

                Book-Entry Class A-4 Notes: the Class A-4 Notes, evidenced by one or more global notes registered in the name of DTC or its nominee, the ownership and transfers of which shall be made through book entries by DTC as described in Section 2.05.

                Book-Entry Note: any Book-Entry Class A-1 Note, Book-Entry Class A-2 Note, Book-Entry Class A-3a Note, Book-Entry Class A-3b Note or Book-Entry Class A-4 Note.

                Business Day: any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the cities in which the Corporate Trust Office and the principal offices of the Insurer and the Servicer are located are authorized or obligated by law or executive order to remain closed.

                Casualty Payment: any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

                Cede & Co.: the initial registered holder of the Notes, acting as nominee of The Depository Trust Company.

                Class A Notes: as defined in the Recitals hereto.

                Class A Percentage: 89.99156%.

                Class A Principal Payment: (a) while the Class A-1 Notes are outstanding, (i) on all Payment Dates prior to the Payment Date in May 2004, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the difference between (A) the Discounted Present Value of the Performing Leases as of the Determination Date for the preceding Payment Date and (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, and (ii) on and after the Payment Date in May 2004, the entire Outstanding Principal Amount of the Class A-1 Notes, and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount.

                Class A Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the lesser of (a) the product of (i) the Class A Percentage and (ii) the Discounted Present Value of the Performing Leases as of the related Determination Date, and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date minus the Overcollateralization Floor.

                Class A-1 Initial Principal Amount: $253,200,000.

                Class A-1 Note Interest Rate: the rate at which interest accrues on the Class A-1 Notes, which rate shall be equal to 1.30813%.

                Class A-1 Note Owner: with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly or as an indirect participant, in accordance with the rules of DTC).

                Class A-1 Noteholder: Cede & Co. or a holder of a Definitive Class A-1 Note.

                Class A-1 Notes: as defined in the Recitals hereto.

                Class A-2 Initial Principal Amount: $26,700,000.

                Class A-2 Note Interest Rate: the rate at which interest accrues on the Class A-2 Notes, which rate shall be equal to 1.68%.

                Class A-2 Note Owner: with respect to a Book-Entry Class A-2 Note, the Person who is the beneficial owner of such Book-Entry Class A-2 Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly or as an indirect participant, in accordance with the rules of DTC).

                Class A-2 Noteholder: Cede & Co. or a holder of a Definitive Class A-2 Note.

                Class A-2 Notes: as defined in the Recitals hereto.

                Class A-3a Initial Principal Amount: $206,400,000.

                Class A-3b Initial Principal Amount: $206,400,000.

                Class A-3a Note Interest Rate: the rate at which interest accrues on the Class A-3a Notes, which rate shall be equal to LIBOR plus 0.24%.

                Class A-3b Note Interest Rate: the rate at which interest accrues on the Class A-3b Notes, which rate shall be equal to 2.33% per annum.

                Class A-3a Note Owner: with respect to a Book-Entry Class A-3a Note, the Person who is the beneficial owner of such Book-Entry Class A-3a Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly or as an indirect participant, in accordance with the rules of DTC).

                Class A-3b Note Owner: with respect to a Book-Entry Class A-3b Note, the Person who is the beneficial owner of such Book-Entry Class A-3b Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly or as an indirect participant, in accordance with the rules of DTC).

                Class A-3a Noteholder: Cede & Co. or a holder of a Definitive Class A-3a Note.

                Class A-3b Noteholder: Cede & Co. or a holder of a Definitive Class A-3b Note.

                Class A-3 Notes: as defined in the Recitals hereto.

                Class A-3a Notes: as defined in the Recitals hereto.

                Class A-3b Notes: as defined in the Recitals hereto.

                Class A-4 Initial Principal Amount: $159,385,000.

                Class A-4 Note Interest Rate: the rate at which interest accrues on the Class A-4 Notes, which rate shall be equal to 3.27% per annum.

                Class A-4 Note Owner: with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly or as an indirect participant, in accordance with the rules of DTC).

                Class A-4 Noteholder: Cede & Co. or a holder of a Definitive Class A-4 Note.

                Class A-4 Notes: as defined in the Recitals hereto.

                Clearstream: Clearstream Banking, societe anonyme.

                Clearing Agency: an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, or any successor provision thereof. The initial Clearing Agency shall be DTC.

                Clearing Agency Participant: a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                Code: as defined in Section 2.03(a).

                Collection Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01(a).

                Commission: the Securities and Exchange Commission.

                Corporate Trust Office: the principal corporate trust office of the Trustee located at 2 North La Salle Street, Suite 1020, Chicago, Illinois 60602, Attn: Structured Finance Services, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Issuer and the Servicer.

                Counterparty: Lehman Brothers Special Financing Inc., a Delaware corporation, or its permitted successors or assigns under the Swap Documents.

                Cumulative Loss Amount: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds remaining after the payment of the Insurer Premium, amounts owing to the Counterparty pursuant to the Swap Documents, amounts owing the Servicer, Interest Payments and Reimbursement Amounts on such Payment Date, over (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

                Cut-Off Date: the opening of business on April 1, 2003.

                Default: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                Deficiency Amount: (a) for any Payment Date, any shortfall in the sum of Available Funds (excluding amounts in the Reserve Account) plus amounts on deposit in the Reserve Account available to pay the related Interest Payments due on such Payment Date, (b) on the Payment Date in May 2004, any shortfall in the sum of Available Funds (excluding amounts in the Reserve Account) plus amounts on deposit in the Reserve Account available to pay the Outstanding Principal Amount of Class A-1 Notes, (c) on the Payment Date in November 2005, any shortfall in the sum of Available Funds (excluding amounts in the Reserve Account) plus amounts on deposit in the Reserve Account available to pay the Outstanding Principal Amount of the Class A-2 Notes, (d) on the Payment Date in December 2007, any shortfall in the sum of Available Funds (excluding amounts in the Reserve Account) plus amounts on deposit in the Reserve Account available to pay, on a pro rata basis, the Outstanding Principal Amount of the Class A-3a Notes and the Class A-3b Notes and (e) on the Payment Date in July 2011, any shortfall in the sum of Available Funds (excluding amounts in the Reserve Account) plus amounts on deposit in the Reserve Account available to pay the Outstanding Principal Amount of the Class A-4 Notes (in each case after taking into account all payments to be made on such Payment Date, including payments resulting from the application of funds in accordance with Section 3.07).

                Definitive Note: a definitive, fully registered Note issued pursuant to Section 2.07.

                Delinquency Rate: for any Due Period, the sum as of the related Determination Date of the Discounted Present Value of the Leases that more than 62 days delinquent, as of such Determination Date, divided by the Discounted Present Value of the Leases on that Determination Date.

                Delinquent Lease: as of any Determination Date, any Lease (other than a Lease which became a Non-Performing Lease prior to such Determination
Date) with respect to which the Lessee has not paid at least 90% of each Lease Payment then due.

                Depository Agreement: the letter of representations, between the Issuer and the Depository Trust Company, as Clearing Agency.

                Designated Indenture: means each or any of the indentures for any Designated Series.

                Designated Series: means any series of lease-backed notes of the Issuer or any issuer that is affiliated with the Issuer other than (i) the Notes issued pursuant to this Indenture or (ii) any notes issued pursuant to, the Series 1999-2 Indenture, the Series 2000-1 Indenture, the Series 2000-2 Indenture, the Series 2001-1 Indenture and the Series 2002-1 Indenture, that are designated by the Issuer to be included in the sharing of Shared Collections and Other Series Shared Collections.

                Designated Trustee: means each or any of the trustees appointed pursuant to the Designated Indentures.

                Determination Date: with respect to any Payment Date, the fifth Business Day immediately preceding such Payment Date.

                Discount Rate: with respect to any Determination Date, 3.60%.

                Discounted Present Value: with respect to any Lease as of any date, an amount equal to the net present value of all remaining scheduled Lease Payments, determined by discounting each such Lease Payment on a monthly basis (assuming a calendar year consisting of twelve 30-day months), at a rate equal to the Discount Rate, to the last day of the Due Period prior to the relevant calculation date. In determining the Discounted Present Value of any Lease on any date, it will be assumed that Lease Payments are due on the last day of the calendar month immediately preceding the relevant calculation date and the future remaining Lease Payments will be calculated after giving effect to any payments received prior to the date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessee with respect to the related Due Period and any prior Due Period. In calculating the Discounted Present Value of any Downsizeable Lease, remaining scheduled Lease Payments shall be reduced by the maximum amount that any such Lease Payments related to such Downsizeable Lease may be reduced pursuant to a Downsizing Addendum related to such Downsizeable Lease.

                Discounted Present Value of the Delinquent Leases: with respect to any Payment Date or Determination Date, the Discounted Present Value of the Leases that are Delinquent Leases and as to which a Lease Payment, or any portion thereof, was more than 62 days overdue as of the last day of the Due Period immediately preceding such Payment Date or Determination Date.

                Discounted Present Value of the Performing Leases: the Discounted Present Value of the Leases, reduced by the discounted present value of all future remaining scheduled Lease Payments on the Non-Performing Leases, discounted at the Discount Rate and otherwise determined in accordance with the definition of "Discounted Present Value".

                Downsizeable Lease: means a Lease with respect to which a Downsizing Addendum has been executed by the Originator and the Lessee.

                Downsizing Addendum: means an addendum to a Lease (or a modification made directly in the Lease) permitting the Lessee thereunder to terminate the Lease with respect to certain Equipment originally covered by the Lease, and to reduce the Lease Payments due under such Lease as a result of such termination.

                DTC: The Depository Trust Company.

                Due Period: with respect to any Payment Date and the Determination Date with respect thereto, the period beginning on the first day and ending on the last day of the calendar month prior to the month in which such Payment Date and such Determination Date occur.

                Eligible Account: either (a) an account maintained with a depository institution or trust company acceptable to each of the Rating Agencies and (so long as no Insurer Default has occurred and is continuing) the Insurer or (b) a trust account or similar account acceptable to each of the Rating Agencies maintained with a federal or state chartered depository institution, which may be an account maintained with the Trustee.

                Eligible Investments: any one or more of the following obligations or securities:

                (a) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or company (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $100,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit ratings available from Moody's and S & P;

                (c) purchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or company (acting as principal) of the type described in clause (b) above; provided that the Trustee has taken delivery of such security;

                (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than 270 days after the date of issuance thereof having the highest short-term credit ratings from Moody's and S&P at the time of such investment;

                (e) money market funds that redeem their shares on demand and are rated "P-1/Aaa" by Moody's and "AAAm" or "AAA-G" by S&P (including funds for which the Trustee or any of its affiliates is investment manager or advisor);

                (f) demand notes payable on demand issued by an institution rated "P-1" by Moody's and "A-1+" by S&P at the time of such investment;

                (g) funding agreements or guaranteed investment contracts provided by issuers rated "Aaa" or "P-1" by Moody's and "A-1+" by S&P which provide, by their terms, for receipt by the Trustee on or prior to the next Payment Date of a predetermined fixed dollar amount which cannot vary or change; and

                (h) such other investments as may be approved by the Rating Agencies and, so long as no Insurer Default has occurred and is continuing, the Insurer.

                Equipment: with respect to any Lease, any office, business, or other equipment or personal property leased to a Lessee, together with any replacement parts, additions, modifications, and/or repairs thereto, any replacements or substitutions thereof, and any accessories incorporated therein and/or affixed thereto, subject to such Lease, or, following expiration or termination of the Lease to which the same was previously subject, remaining subject to the security interest granted by the Seller to the Issuer pursuant to
Section 1.02(b) of the Assignment and Servicing Agreement.

                ERISA: the Employee Retirement Income Security Act of 1974, as amended.

                Euroclear: the Euroclear System.

                Event of Default: as defined in Section 7.01.

                Exchange Act: the Securities Exchange Act of 1934, as amended.

                Excess Copy Charge: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified copy amount per month.

                Financing Statement: as defined in Section 14 of the Assignment and Servicing Agreement.

                Governmental Authority: any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

                Grant: grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

                Holder: a holder of a Note.

                Indemnified Party: as defined in Section 9.11.

                Indenture: this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

                Initial Payment Date: May 15, 2003.

                Insurance Agreement: as defined in the Recitals hereto.

                Insured Payments: as defined in the Policy and as defined as "Insured Amounts" in the Swap Insurance Policy.

                Insurer: as defined in the Recitals hereto.

                Insurer Default: the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof.

                Insurer Premium: any monthly premium fees due and payable to the Insurer pursuant to the Insurance Agreement.

                Insurer Secured Obligations: all amounts and obligations which may at any time be owed to or on behalf of the Insurer (or any agents, accountants or attorneys for the Insurer) under this Indenture, the Insurance Agreement or any other Transaction Document.

                Interest Accrual Period: means, with respect to the Class A-1 and the Class A-3a Notes, the period beginning on, and including, April 23, 2003, and ending on, but excluding, the Initial Payment Date and each subsequent period beginning on, and including, the last day of the preceding Interest Accrual Period and ending on, but excluding, the next following Payment Date.

                Interest Payments: as defined in Section 2.01(c).

                IOS Capital: IOS Capital, LLC, a Delaware limited liability company.

                Issuance Date: April 23, 2003.

                Issuer: the Person named as the "Issuer" in the first paragraph of this instrument.

                Issuer Order or Issuer Request: a written order or request delivered to the Trustee and signed in the name of the Issuer by an Authorized Officer.

                Issuer Secured Parties: each of the Trustee on behalf of the Noteholders, in respect of the Trustee Secured Obligations, and the Insurer, in respect of the Insurer Secured Obligations.

                Late Payment Rate: as defined in the Policy.

                Lease: collectively, (i) each lease agreement, conditional sale contract and other agreement creating a contractual obligation to which the Originator is a party, to the extent that such lease agreement, conditional sale contract or other agreement is described in Exhibit A to the Assignment and Servicing Agreement (as such Exhibit A may be amended from time to time in accordance with the Assignment and Servicing Agreement), including, without limitation, each Additional Lease and Substitute Lease; (ii) each schedule, supplement or addendum to each such lease agreement, conditional sale contract or other agreement (and each master lease agreement insofar as it relates to any such schedule, supplement or addendum); and (iii) any and all amendments or modifications from time to time to each such lease agreement, conditional sale contract or other agreement, or to any schedule, supplement or addendum, in accordance with the Assignment and Servicing Agreement.

                Lease Delinquency Payment: any payment made with respect to a Lease in an amount equal to all or part of any specific Lease Payment due with respect to such Lease (a) by the Servicer pursuant to Section 5.01 of the Assignment and Servicing Agreement, (b) by a transfer from the Reserve Account pursuant to Section 3.04, or (c) by the Issuer in its sole discretion.

                Lease Guaranty: with respect to any Lease, any guaranty of payment or performance of the whole or any part of the liabilities or obligations of the Lessee under such Lease.

                Lease Payment: the equipment financing or equipment rental portion of each fixed periodic rental payment payable by a Lessee under a Lease. Casualty Payments, Retainable Deposits, Termination Payments, prepayments of rent required pursuant to the terms of a Lease at or before commencement of such Lease, payments becoming due before the Cut-Off Date and supplemental or additional payments required by the terms of a Lease with respect to taxes, insurance, maintenance (including, without limitation, any Maintenance Charges), security deposits or other specific charges (including, without limitation, any Excess Copy Charges) shall not be Lease Payments hereunder and, in calculating the Discounted Present Value of the Leases and the Discounted Present Value of the Performing Leases, the amount thereof shall not be included.

                Lease Purchase Amount: at any date of determination with respect to any Lease, means the sum of (i) the Discounted Present Value of the Lease as of the beginning of the Due Period relating to such date of determination (plus any amounts previously due and unpaid) and (ii) the product of (x) the amount described in the foregoing clause (i) and (y) one-twelfth of the Discount Rate.

                Lessee: with respect to any Lease, the lessee thereunder.

                LIBOR: the London interbank offered rate for one-month Eurodollar deposits appearing on the Telerate Screen Page 3750, as determined in accordance with Section 2.14.

                LIBOR Business Day: any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

                Lien: as defined in Section 14 of the Assignment and Servicing Agreement.

                Maintenance Charges: with respect to any Lease, the amount owing by the Lessee under the terms of the related Lease in respect of maintenance services being provided in connection therewith.

                Maturity: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

                Moody's: Moody's Investors Service, Inc. and any successors thereto.

                Non-Performing Lease: as of any Determination Date, any Lease with respect to which at any time following the Cut-Off Date or related Transfer Date, as the case may be, either (a) more than 10% of any Lease Payment was more than 120 days overdue as of the last day of the Due Period with respect to such Determination Date, unless on or before such Determination Date such Lease Payment (or portion thereof) has been paid or (b) the Servicer has accelerated the remaining payments or (c) the Servicer has determined such Lease to be uncollectible in accordance with the Servicer's customary practices prior to the last day of the Due Period with respect to such Determination Date.

                Noteholder: at any time, any Person in whose name a Note is registered in the Note Register.

                Note Interest Rate: the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3a Note Interest Rate, the Class A-3b Note Interest Rate or the Class A-4 Note Interest Rate, as the case may be.

                Note Owner: the beneficial owner of a Note issued hereunder.

                Note Register: as defined in Section 2.03(a).

                Note Registrar: as defined in Section 2.03(a).

                Notes: any notes authorized by, and authenticated and delivered under, this Indenture.

                Notice of Claim: as defined in the Policy.

                Officers' Certificate: with respect to the Issuer, the Seller or the Servicer, a certificate signed by the Chairman, the President or a Vice President of the Issuer, the Seller or the Servicer, as the case may be, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of the Issuer, the Seller or the Servicer, as the case may be, who is not the same Person as the other officer signing such certificate.

                Opinion of Counsel: a written opinion, which shall be satisfactory in form and substance to the Trustee and the Insurer, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Issuer and who shall be satisfactory to the Trustee and the Insurer.

                Other Indenture: means each or any of the Series 1999-2 Indenture, the Series 2000-1 Indenture, the Series 2000-2 Indenture, the Series 2001-1 Indenture, the Series 2002-1 Indenture, or any Designated Indenture.

                Other Lease Payments: all payments on or in respect of Leases which are not Lease Payments, Lease Delinquency Payments, Casualty Payments, Retainable Deposits or Termination Payments, including Maintenance Charges and Excess Copy Charges.

                Other Series: means each or any of the 1999-2 Series, the 2000-1 Series, the 2000-2 Series, the 2001-1 Series, the 2002-1 Series or any Designated Series.

                Other Series Shared Collections: means, with respect to any Other Series, "Shared Collections" under and as defined in the Applicable Indenture for such Other Series.

                Other Series Shortfall Amount: means, with respect to any Other Series, the "Shortfall Amount" as defined in the Applicable Indenture for such Other Series.

                Other Trustee means: means each or any of the Series 1999-2 Trustee, the Series 2000-1 Trustee, the Series 2000-2 Trustee, the Series 2001-1 Trustee, the Series 2002-1 Trustee or any Designated Trustee.

                Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

                (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Note is held by a Person in whose hands the Note is a valid obligation;

provided, however, that Notes which have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed as to such payment pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; and provided, further, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned by the Issuer or any Affiliate of the Issuer that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, IOS Capital, the Seller or any Affiliate of any of the foregoing Persons.

                Outstanding Class A Principal Amount: The aggregate principal amount of the Class A Notes Outstanding at any time.

                Outstanding Class A-1 Principal Amount: the aggregate principal amount of the Class A-1 Notes Outstanding at any time.

                Outstanding Class A-2 Principal Amount: the aggregate principal amount of the Class A-2 Notes Outstanding at any time.

                Outstanding Class A-3a Principal Amount: the aggregate principal amount of the Class A-3a Notes Outstanding at any time.

                Outstanding Class A-3b Principal Amount: the aggregate principal amount of the Class A-3b Notes Outstanding at any time.

                Outstanding Class A-4 Principal Amount: the aggregate principal amount of the Class A-4 Notes Outstanding at any time.

                Outstanding Principal Amount: the aggregate unpaid principal amount of the Notes Outstanding at any time.

                Overcollateralization Balance: with respect to each Payment Date is an amount equal to the excess, if any, of (a) the Discounted Present Value of Performing Leases as of the related Determination Date over (b) the Outstanding Principal Amount of the Notes as of such Payment Date after giving effect to all principal payments made on that day.

                Overcollateralization Floor: with respect to any Payment Date,
(a) 2.5% of the Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on account of such Payment Date).

                Paying Agent: each agent of the Issuer appointed for the purpose of making payments on the Notes, including the Trustee.

                Payment Date: the 15th day of each month (or the next Business Day thereafter if such day is not a Business Day), commencing on the Initial Payment Date, and ending on the latest Stated Maturity.

                Person: any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                Policy: the financial guaranty insurance policy No. AB0661BE with respect to the Notes, dated April 23, 2003, including any endorsements thereto, issued by the Insurer to the Trustee for the benefit of the Noteholders.

                Preference Amounts: as defined in the Policy.

                Principal Payments: as defined in Section 2.01(b).

                Preference Claim: as defined in Section 4.02(b).

                Rating Agency: each of S&P and Moody's.

                Record Date: with respect to any Payment Date, the last Business Day immediately preceding such Payment Date so long as the Notes are Book-Entry Notes. In the event any of the Notes are Definitive Notes, the Record Date with respect to such Notes shall be the last Business Day of the month preceding each Payment Date.

                Reference Bank Rate: as defined in Section 2.14.

                Registration Statement: the Registration Statement (File No. 333-71362), as amended and supplemented from time to time, relating to the offering from time to time of up to $2,500,000,000 aggregate principal amount of the Issuer's Lease-Backed Notes which Registration Statement contemplates that the Issuer will issue subsequent Series of the Issuer's Lease-Backed Notes.

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                Reimbursement Amount: as of any date, the sum of (x) (i) all
Insured Payments (including optional payments) paid by the Insurer, but for which the Insurer has not been reimbursed prior to such date pursuant to Section 3.03(b) or 7.07 hereof, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, or the date such Insured Payments were made, in the case of Insured Payments consisting of Preference Amounts not made to the Trustee or in the case of Insured Payments made to the Counterparty under the Swap Insurance Policy, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement and other related documents plus (ii) interest on such amounts at the Late Payment Rate from the date such amounts were due.

                Related Interests: as defined in Section 14 of the Assignment and Servicing Agreement.

                Renewal: the renewal of a Lease beyond the initial term.

                Renewal Payment: any of the monthly payments (or, in the case of non-monthly Leases, the applicable payments) received after the conclusion of the initial Lease term from a Lessee.

                Renewal Account: the account by that name established and maintained by the Trustee pursuant to Section 3.01

                Renewal Account Deposit Period: the period from the Payment Date on which a Renewal Trigger Event has occurred until the Payment Date succeeding such Payment Date on which no Renewal Trigger Event exists.

                Renewal Trigger Event: will occur when the Renewal Trigger Ratio is less than 20%.

                Renewal Trigger Ratio: with respect to any Payment Date, a fraction expressed as a percentage equal to (i) the aggregate number of Leases of which the obligors thereunder have elected to extend the term of such Leases upon the expiration thereof during the three preceding Due Periods divided by
(ii) the aggregate number of Leases which have reached their stated expiration date during the three preceding Due Periods.

                Required Deposit Date: as defined in Section 3.03(a).

                Required Payments: as defined in Section 3.04(b).

                Required Renewal Amount: during the Renewal Account Deposit Period an amount equal to the lesser of (a) 2.0% of the Discounted Present Value of the Leases as of the Cut-off Date and (b) the then Outstanding Principal Amount of the Notes less the Available Reserve Amount.

                Required Reserve Amount: as of any time, the lesser of (a) 1.0% of the initial Discounted Present Value of the Leases as of the Cut-Off Date and
(b) the then Outstanding Principal Amount of the Notes.

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

                Reserve Account: the account by that name established and maintained by the Trustee pursuant to Section 3.01.

                Responsible Officer: with respect to the Trustee, any officer assigned to the Corporate Trust Office of the Trustee, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                Retainable Deposits: any security or other similar deposit which the Servicer has determined in accordance with its customary servicing practices is not refundable to the related Lessee.

                Secured Party: has the meaning assigned to such term in Section
9.14 hereof.

                S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and any successor thereto.

                Securities Act: the Securities Act of 1933, as amended.

                Security Deposit Account: the account by that name established and maintained by the Trustee pursuant to Section 3.01.

                Seller: IKON Receivables-2, LLC, a Delaware limited liability company.

                Series Acceleration Event: means, with respect to any Other Series, an "Acceleration Event" as defined in the Applicable Indenture for such Other Series.

                Series Event of Default Acceleration: means, with respect to any Other Series, that such Other Series has been declared due and payable pursuant to an Event of Default under the Applicable Indenture (which had been Section
7.02 under all Other Indentures of each previous Series) for such Other Series and that moneys collected by the Applicable Trustee for such Other Series are being applied in accordance with the priority of payments following an Event of Default under (which had been Section 7.06 under all Other Indentures of each previous Series) the Applicable Indenture for such Other Series.

                Series 1999-2 Indenture: means the Indenture dated as of October 1, 1999 by and among IKON Receivables, LLC, as Issuer, BNY Midwest Trust Company as ultimate successor in-interest to the corporate trust business of Harris Trust and Savings Bank, as Trustee and IOS Capital, LLC, as Servicer, as amended.

                Series 2000-1 Indenture: means the Indenture dated as of June 1, 2000 by and among IKON Receivables, LLC, as Issuer, JPMorgan Chase Bank as the ultimate successor of the corporate trust business of BankOne, N.A., as Trustee, and IOS Capital, LLC, as Servicer, as amended.

                Series 2000-2 Indenture: means the Indenture dated as of December 1, 2000 by and among IKON Receivables, LLC, as Issuer, JPMorgan Chase Bank as ultimate successor-in-interest to the corporate trust business of The Chase Manhattan Bank, as Trustee, and IOS Capital, LLC, as Servicer, as amended.

                Series 2001-1 Indenture: means the Indenture dated as of June 1, 2001 by and among IKON Receivables, LLC, as Issuer, the Suntrust Bank, as Trustee and IOS Capital, LLC, as Servicer, as amended.

                Series 2002-1 Indenture: means the Indenture dated as of May 1, 2002 by and among IKON Receivables, LLC, as Issuer, BNY Midwest Trust Company, as Trustee and IOS Capital, LLC, as Servicer, as amended.

                Series 1999-2 Trustee: means the trustee appointed pursuant to the Series 1999-2 Indenture.

                Series 2000-1 Trustee: means the trustee appointed pursuant to the Series 2000-1 Indenture.

                Series 2000-2 Trustee: means the trustee appointed pursuant to the Series 2000-2 Indenture.

                Series 2001-1 Trustee: means the trustee appointed pursuant to the Series 2001-1 Indenture.

                Series 2002-1 Trustee: means the trustee appointed pursuant to the Series 2002-1 Indenture.

                Servicer: IOS Capital and any successor Servicer appointed pursuant to the terms hereof and of the Assignment and Servicing Agreement and, to the extent that it at any time is performing the functions of the Servicer, the Trustee, subject to the terms of Section 6.01 hereof.

                Servicer Advance: as defined in Section 5.01 of the Assignment and Servicing Agreement.

                Servicer Event of Default: as defined in Section 10.01 of the Assignment and Servicing Agreement.

                Servicer Order: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

                Servicing Fee: the Servicing Fee payable pursuant to the Assignment and Servicing Agreement.

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

                Servicing Report: as defined in Section 6.01(b) of the Assignment and Servicing Agreement.

                Shared Collections: means, with respect to any Payment Date, any amount specified to be treated as such pursuant to clause (xii) of Section 3.03(b) or clause ninth of Section 7.07 of this Indenture.

                Shared Collection Section: means, with respect to each Other Indenture, the section of such Other Indenture which corresponds to Section 3.10 of this Indenture.

                Shortfall Amount: means with respect to any Payment Date and the Notes (i) if an Acceleration Event has occurred or an event that would give rise to the obligation to pay Additional Principal under Section 3.03(b)(viii), but the Notes have not been declared due and payable pursuant to Section 7.02, the excess of (x) the full amount needed to make on such Payment Date the payments provided for in clauses (i) through (ix) of Section 3.03(b) over (y) Available Funds (excluding any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10) for such Payment Date, (ii) if the Notes have been declared due and payable pursuant to Section 7.02 and moneys collected by the Trustee are being applied in accordance with Section 7.07, the excess of (x) the full amount needed to make on such Payment Date the payments provided for in clauses first through sixth of Section 7.07 over (y) the amounts (excluding any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10) available on such Payment Date to make such payments and (iii) otherwise, zero.

                Specified Subsequent Notes: as defined in Section 9.13.

                Stated Maturity: The stated maturity date with respect to the Class A-1 Notes is the Payment Date in May 2004 (the "Class A-1 Stated Maturity Date"), the stated maturity date with respect to the Class A-2 Notes is the Payment Date in November 2005 (the "Class A-2 Stated Maturity Date"), the stated maturity date with respect to the Class A-3a Notes is the Payment Date in December 2007 (the "Class A-3a Stated Maturity Date"), the stated maturity date with respect to the Class A-3b Notes is the Payment Date in December 2007 (the "Class A-3b Stated Maturity Date") and the stated maturity date with respect to the Class A-4 Notes is the Payment Date in July 2011 (the "Class A-4 Stated Maturity Date"; and, together with the Class A-1 Stated Maturity Date, the Class A-2 Stated Maturity Date, the Class A-3a Stated Maturity Date, and the Class A-3b Stated Maturity Date, the "Stated Maturity Dates").

                Substitute Lease: as defined in Section 11.01(a) of the Assignment and Servicing Agreement.

                Swap: that certain interest rate swap transaction governed by the Swap Documents.

                Swap Documents: The ISDA Master Agreement dated April 23, 2003, between the Issuer and the Counterparty, including the schedule thereto, the related credit support annex, the confirmation thereunder and the guaranty of Lehman Holdings, Inc., as the same may be amended from time to time as permitted therein and herein, in each case to the extent relating to the Swap.

                Swap Insurance Policy: the financial guaranty insurance policy No. SF0610BE dated April 23, 2003 with respect to the Issuer's obligations under the Swap Documents, including any endorsements thereto, issued by the Insurer to the Counterparty.

                Telerate Screen Page 3750: means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                Termination Payment: a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the Issuer, and the Lessee in accordance with the provisions of Section 5.02 of the Assignment and Servicing Agreement.

                Transaction Accounts: the Collection Account, the Renewal Account, the Reserve Account and the Security Deposit Account.

                Transaction Documents: this Indenture, the Assignment and Servicing Agreement and the Insurance Agreement.

                Transaction Payment Amount: for each Required Deposit Date, the amount of all Lease Payments (including Renewal Payments), Lease Delinquency Payments, Lease Purchase Amounts, recoveries relating to Non-Performing Leases, Casualty Payments, Retainable Deposits, Termination Payments, payments received from the Counterparty under the Swap Documents and other payments on or in respect of a Lease received by the Servicer required to be deposited in the Collection Account pursuant to Section 3.03(a) and required to be reported by the Servicer for such Required Deposit Date in accordance with Section 6.01(c) of the Assignment and Servicing Agreement.

                Transfer Date: With respect to any Substitute Lease or Additional Lease, the date of transfer thereof to the Issuer pursuant to the Assignment and Servicing Agreement.

                Trustee: the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of
Section 7.07, 8.07 and Section 8.10, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

                Trustee Secured Obligations: all amounts and obligations which the Issuer or the Servicer, as the case may be, may at any time owe to or on behalf of itself or of the Trustee for the benefit of the Noteholders under this Indenture or the Notes.

                Trust Indenture Act: the Trust Indenture Act of 1939, as amended, as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as provided in Section 10.06 or 12.01 hereof.

                Underwriting Agreement: the Underwriting Agreement dated as of April 16, 2003, among the Issuer, IOS Capital and the several underwriters named therein relating to the issuance of the Notes.

                Uniform Commercial Code: with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

                Warranty Lease: a Lease subject to purchase or substitution by IOS Capital as a result of a breach of a representation or warranty in accordance with the provisions of Section 5.04 of the Assignment and Servicing Agreement.

                SECTION 1.02. Compliance Certificates and Opinions.

                Upon any written application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request,
(b) the Trustee invest moneys in any of the Transaction Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Trustee shall require the Issuer to furnish to the Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                SECTION 1.03. Form of Documents Delivered to Trustee and
Insurer.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Issuer delivered to the Trustee or the Insurer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officers' Certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel reasonably acceptable to the Trustee and the Insurer, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel, the Trustee and the Insurer may reasonably rely upon the opinion of such other counsel.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Wherever in this Indenture, the Assignment and Servicing Agreement or the Insurance Agreement, in connection with any application or certificate or report to the Trustee or the Insurer, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's or the Insurer's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 8.01(a)(ii).

                Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default or Insurer Default is a condition precedent to the taking of any action by the Trustee or the Insurer at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee and the Insurer shall be fully protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default or Insurer Default. For all purposes of this Indenture, neither the Trustee nor the Insurer shall be deemed to have knowledge of any Insurer Default, Servicer Event of Default, Default or Event of Default nor shall the Trustee or the Insurer have any duty to monitor or investigate to determine whether such default has occurred (other than an Event of Default of the kind described in Section 7.01(a) or 7.01(b)) unless, in the case of the Trustee, a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer, the Insurer or any Noteholder.

                SECTION 1.04. Acts of Noteholders, etc.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and/or the Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this
Section 1.04.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the written affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

                SECTION 1.05. Notices, etc., to Trustee, Servicer, Issuer, Insurer and Rating Agencies.

                Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Issuer, the Insurer or the Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

                (a) if to the Trustee, at the Corporate Trust Office (Number for telecopy (312) 827-8562), or at any other address previously furnished in writing to the Issuer, the Insurer and the Servicer by the Trustee; or

                (b) if to the Issuer, at IKON Receivables Funding, LLC, 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: Harry G. Kozee (Number for telecopy: (912) 471-2375), with a copy to, General Counsel, IKON Office Solutions, Inc., 70 Valley Stream Parkway, Malvern, PA 19355, or at any other address previously furnished in writing to the Trustee, the Insurer and the Servicer by the Issuer; or

                (c) if to the Servicer, at IOS Capital, LLC, 1738 Bass Road, P.O. Box 9115, Macon, Georgia, 31208, Attention: Harry G. Kozee, Vice President
- Finance, with a copy to the General Counsel, (Number for telecopy: (912) 471-2375), with a copy to, General Counsel, IKON Office Solutions, Inc., 70 Valley Stream Parkway, Malvern, PA 19355, or at any other address previously furnished in writing to the Trustee, the Insurer and the Servicer; or

                (d) if to the Rating Agencies: to Standard and Poor's, 55 Water Street, New York, New York 10041, Attention: Structured Finance Ratings, and to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; or

                (e) if to the Insurer: to Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Asset Backed Securities Department Head (Number for telecopy: (212) 208-3547).

                SECTION 1.06. Notice to Noteholders; Waiver.

                (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                SECTION 1.07. Effect of Headings and Table of Contents.

                The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 1.08. Successors and Assigns.

                All covenants and agreements in this Indenture by the Issuer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

                SECTION 1.09. Benefits of Indenture.

                The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly enforce the provisions of this Indenture so long as no Insurer Default has occurred and is continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any other Person, other than the parties hereto and their successors hereunder and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Asset Pool, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture, but not its duties and obligations under the Policy or the Swap Insurance Policy, upon delivery of a written notice to the Trustee.

                SECTION 1.10. Recording of Indenture.

                If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

                SECTION 1.11. GOVERNING LAW; WAIVER OF JURY TRIAL.

                THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL BE GOVERNED THEREBY AND

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

CONSTRUED IN ACCORDANCE THEREWITH. EACH OF THE PARTIES TO THIS INDENTURE HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS INDENTURE. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                SECTION 1.12. FORUM NON CONVENIENS.

                EACH OF THE PARTIES TO THIS INDENTURE HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 1.12 SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS INDENTURE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                SECTION 1.13. Legal Holidays.

                In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid; provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

                SECTION 1.14. Execution in Counterparts.

                This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                SECTION 1.15. Inspection.

                The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or the Insurer or any Noteholder holding Notes, or a beneficial interest therein, evidencing at least 25% of the Outstanding Principal Amount of the Notes, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Trustee and the Insurer or such Noteholder, as the case may be, and to discuss the Issuer's affairs, finances and accounts

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

with its officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Indenture, the Assignment and Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee or the Insurer at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.15 shall be borne by the Issuer.

                SECTION 1.16. Survival of Representations and Warranties.

                The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                   ARTICLE II

                                    THE NOTES

                SECTION 2.01. General Provisions; Optional Redemption by Issuer.

                (a) The Notes shall consist of $253,200,000 principal amount of Class A-1 Notes, $26,700,000 principal amount of Class A-2 Notes, $206,400,000 principal amount of Class A-3a Notes, $206,400,000 principal amount of Class A-3b Notes, $159,385,000 principal amount of Class A-4 Notes and the forms thereof and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.

                The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $852,085,000 of Notes, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.03, 2.04, or 10.05. The Notes shall be issuable only in registered form and only in minimum denominations of at least $1,000; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note of each Class, with a denomination less than $1,000.

                (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.03(b), or 7.07, as applicable. Except as otherwise provided in Section 7.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this
Section 2.01(b), except that the Issuer may redeem the Notes in their entirety (including any unpaid interest due), without premium, as of any Payment Date on which the Discounted Present Value of the

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

Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date (after giving effect to all Principal Payments on such Payment Date). The Issuer will give written notice of any such redemption to the Trustee and the Insurer, and the Trustee shall give written notice to the Noteholders at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

                (c) For each Payment Date, the interest due and payable (the "Interest Payments") with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the Initial Payment Date, since the Issuance Date, at the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3a Note Interest Rate, Class A-3b Note Interest Rate and Class A-4 Note Interest Rate, respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, respectively, on the preceding Payment Date. With respect to the Class A-1 Notes and Class A-3a Notes, the interest will be calculated on the basis of a year of 360 days and the actual number of days in the related interest accrual period. With respect to the Class A-2 Notes, Class A-3b Notes and Class A-4 Notes, the interest will be calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest Payments will be made in accordance with Sections 3.03(b), 3.04(b) and 7.07, as applicable.

                (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

                (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

                (f) All Class A-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2 Notes shall be made pro rata among all Outstanding Class A-2 Notes, without preference or priority of any kind.

                (g) All Class A-3a Notes and all Class A-3b Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this

Indenture. Payments of principal and interest on the Class A-3a Notes and Class A-3b Notes shall be made pro rata among all Outstanding Class A-3a Notes and Class A-3b Notes, without preference or priority of any kind.

                (h) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

                SECTION 2.02. Execution, Authentication, Delivery, and Dating.

                (a)     The Notes shall be manually executed by the Issuer.

                (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

                (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

                (d) The Notes may from time to time be executed by the Issuer and delivered to the Trustee for authentication together with an Issuer Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Issuer Request.

                SECTION 2.03. Transfer and Exchange.

                (a) The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Note Registrar shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes.

                The Trustee shall not register the transfer of any Note (other than the transfer of a Note to the nominee of the Clearing Agency) unless the transferee has executed and delivered to the Trustee a certification to the effect that either (i) the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) the transferee's acquisition and continued holding of the Note will be covered by a U.S. Department of

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

Labor Prohibited Transaction Class Exemption. Each transferee of a Book-Entry Note shall be deemed to make one of the foregoing representations.

                (b) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office designated pursuant to
Section 9.02 for such purpose, the Issuer shall execute and the Trustee upon written request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on the Note.

                (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

                (e) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 10.05 not involving any transfer.

                SECTION 2.04. Mutilated, Destroyed, Lost and Stolen Notes.

                (a) If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                (b) If (i) there shall be delivered to the Issuer and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Issuer, the Trustee and (unless an Insurer Default has occurred and is continuing) the Insurer such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

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

                (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

                (e)     Every replacement Note issued pursuant to this Section
2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                SECTION 2.05. Book-Entry Registration.

                Each of the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, upon original issuance, shall be issued in the form attached as Exhibit A and delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Each of the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2 Note Owner, Class A-3a Note Owner, Class A-3b Note Owner or Class A-4 Note Owner will receive a definitive note representing such Note Owner's interest, except as provided in Section
2.07. Unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3a Notes, Class A-3b Notes and/or Definitive Class A-4 Notes ("Definitive Notes") have been issued to the applicable Note Owners pursuant to
Section 2.07:

                (a) the provisions of this Section 2.05 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes or the Class A-4 Notes, as the case may be;

                (b) the Issuer, the Servicer and the Trustee, and their officers, directors, employees and agents, may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes or Class A-4 Notes, as the case may be (including the making of distributions on the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, as the case may be), as the authorized representatives of the respective Note Owners;

                (c) to the extent that the provisions of this Section 2.05 conflict with any other provisions of this Indenture, the provisions of this
Section 2.05 shall control; and

                (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to

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

those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to
Section 2.07, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, as the case may be, to such Clearing Agency Participants.

                For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes or Class A-4 Notes, as the case may be, evidencing a specified percentage of the Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes or the Class A-4 Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes or Class A-4 Notes evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

                SECTION 2.06. Notice to Clearing Agency Noteholders.

                Whenever notice or other communication to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3a Noteholders, Class A-3b Noteholders or Class A-4 Noteholders is required under this Agreement, unless and until Definitive Notes shall have been issued to the related Note Owners pursuant to Section 2.07, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A-1 Note Owners, Class A-2 Note Owners, Class A-3a Note Owners, Class A-3b Note Owners or Class A-4 Note Owners in accordance with its applicable rules, regulations and procedures.

                SECTION 2.07. Definitive Notes.

                (a) If (a) (i) the Servicer advises the Issuer in writing that DTC is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Notes and (ii) the Issuer is unable to locate a qualified successor, (b) the Servicer, at its option, advises the Issuer in writing that it elects to terminate the book-entry system with respect to the Notes or (c) after the occurrence of an "Event of Default" under this Indenture or a default by the Servicer under the Assignment and Servicing Agreement, Noteholders evidencing not less than a majority of the aggregate unpaid Outstanding Principal Amount of the Notes advise the Issuer in writing that the continuation of a book-entry system with respect to the Notes is no longer in the best interests of the Note Owners, then the Issuer shall notify the Trustee and all Note Owners through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes. Upon surrender by DTC of the Notes, accompanied by registration and transfer instructions from DTC for registration, the Issuer shall reissue such Notes as Definitive Notes to the Noteholders. The Issuer shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, as the case may be, all references herein to obligations imposed upon or to be performed by DTC shall be deemed to be imposed upon and performed by the Issuer, to the extent applicable with respect to such Definitive Notes, and the Issuer shall recognize the holders of the relevant Definitive Notes as Noteholders hereunder.

                (b) Definitive Notes will not be eligible for clearing or settlement through DTC, Euroclear or Clearstream.

                SECTION 2.08. Payment of Interest and Principal; Rights
Preserved.

                (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

                (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

                SECTION 2.09. Persons Deemed Owners.

                Prior to due presentment of a Note for registration of transfer, the Issuer, the Trustee, the Insurer, and any agent of the Issuer, the Trustee or the Insurer may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any agent of the Issuer, the Trustee or the Insurer shall be affected by notice to the contrary.

                SECTION 2.10. Cancellation.

                All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. Subject to the next sentence, all cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order. Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the

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

Trustee shall, if the Insurer has paid any amount in respect of the Notes under the Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer.

                SECTION 2.11. Noteholder Lists.

                The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. In the event the Trustee no longer serves as the Note Registrar, the Issuer (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Issuer shall otherwise comply with Section 312(a) of the Trust Indenture Act.

                SECTION 2.12. Treasury Notes.

                In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, any other obligor upon the Notes or an Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer actually knows are so owned shall be so disregarded.

                SECTION 2.13. CUSIP Numbers.

                The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall indicate the "CUSIP" numbers of the Notes in notices of redemption and related materials as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and related materials.

                SECTION 2.14. Calculation of the LIBOR Rate.

                With respect to each Payment Date, LIBOR for the Class A-3a Notes shall be established by the Trustee and as to any Interest Accrual Period, LIBOR will equal the London interbank offered rate for Eurodollar deposits for one month which appears on the Telerate Screen page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period (with respect to the Initial Payment Date, LIBOR has been set as of April 18, 2003). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR as may be selected by the Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee) as of 11:00 A.M.,

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

London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the Class A-3a Notes then outstanding (or an appropriate standard size amount). The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Trustee, as of 11:00 A.M., New York City time, on the first day of the relevant Interest Accrual Period date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the Class A-3a Notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date. The Trustee shall provide the Counterparty with notice as to the calculation of LIBOR for each Interest Accrual Period.

                                   ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

                SECTION 3.01. Transaction Accounts; Investments by Trustee.

                (a) On or before the Issuance Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Insurer to the extent of their interests therein as provided in this Indenture the following accounts, which accounts shall be Eligible Accounts maintained at the Corporate Trust Office:

                (i)     Collection Account;

                (ii)    Renewal Account;

                (iii)   Reserve Account; and

                (iv)    Security Deposit Account.

Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Asset Pool as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture and the other Transaction Documents.

                (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be

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

deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Servicer or, if the Servicer shall have failed to provide such instructions, by the Insurer. Unless the Trustee is advised differently in writing by the Lessee making the payment or by the Servicer in writing (with the Servicer's instruction controlling), the Trustee shall assume that any amount remitted to it by such Lessee is to be deposited into the Collection Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Asset Pool after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

                (c) Neither the Servicer nor the Trustee shall have any right of set-off with respect to the Collection Account, the Renewal Account, the Reserve Account or the Security Deposit Account or any investment therein.

                (d) So long as no Event of Default has occurred and is continuing, all or a portion of the amounts in the Transaction Accounts shall be invested and reinvested by the Trustee pursuant to a Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Servicer, identified therein, in each case in such amounts as such Servicer Order shall specify. The Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Renewal Account, the Reserve Account or the Security Deposit Account. The Servicer agrees to give appropriate and timely written investment directions to the Trustee so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Transaction Accounts are not invested, directly or indirectly, pursuant to a Servicer Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

                (e) In the event that either (i) the Servicer shall have failed to give written investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the Collection Account, the Renewal Account, the Reserve Account or the Security Deposit Account, as the case may be, to the fullest extent practicable in Eligible Investments specified in clause (e) of the definition thereof. All investments made by the Trustee shall be payable on demand or mature no later than the maturity date therefore permitted by Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency that the liquidation of such Eligible Investments prior to their respective maturity dates will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes.

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

                (f) Unless payable on demand, no investment of any amount held in the Collection Account, the Reserve Account or the Security Deposit Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Collection Account, the Reserve Account or the Security Deposit Account shall be deposited by the Trustee in such account immediately upon receipt.

                (g) Any investment of any funds in the Transaction Accounts and any sale of any investment held in such accounts shall be made under the following terms and conditions:

                (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Asset Pool;

                (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession or control of such instrument, and all income on such investment; and

                (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

                (h) If any amounts are needed for disbursement from the Transaction Accounts and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

                (i) The Trustee shall not in any way be held liable by reason of any insufficiency in the Transaction Accounts resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments) or losses incurred in respect of the liquidation of any Eligible Investment prior to its stated maturity. The Trustee shall not be liable for the selection of any Eligible Investment or any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

                SECTION 3.02. Collection of Moneys.

                (a) On or before the Issuance Date, the Servicer shall designate a lockbox, which shall be an Eligible Account with a single institution (although there may be more than one such account at such institution), for the receipt directly from Lessees of all payments under the Leases and for the receipt from IOS Capital or the Lessees of security deposits in respect of any of the Leases. Amounts so received shall be deposited in the Collection Account in accordance with the provisions of Section 3.03(a) or, in the

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

case of security deposits, in the Security Deposit Account in accordance with
Section 3.08(a).

                (b) The Trustee shall from time to time, in accordance with the written instructions of the Servicer, withdraw from the Collection Account and pay to the Servicer for appropriate application by the Servicer any amounts in the Collection Account which the Servicer advises the Trustee and Insurer in writing are Other Lease Payments. Prior to such payment, the Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

                (c) If at any time the Issuer shall receive any amount referred to in Section 3.03(a), it shall hold such payment in trust for the benefit of the Trustee, the holders of the Notes and the Insurer, shall segregate such payment from the other property of the Issuer, and shall, promptly (but in no event later than the next following Business Day) upon receipt, deliver such payment in the form received to the Trustee.

                SECTION 3.03. Collection Account; Payments.

                (a) The Servicer shall within two Business Days of receipt (a "Required Deposit Date") deposit the following funds, as received, into the Collection Account:

                (i)     Lease Payments (including Renewal Payments);

                (ii) recoveries from Non-Performing Leases to the extent IOS Capital has not substituted Substitute Leases for such Non-Performing Leases;

                (iii) late charges received on delinquent Lease Payments not advanced by the Servicer;

                (iv) proceeds from purchases by IOS Capital of Leases as a result of breaches of representations and warranties of IOS Capital pursuant to
Section 5.04 of the Assignment and Servicing Agreement to the extent IOS Capital has not substituted Substitute Leases for such Leases;

                (v) proceeds, if any, from investment of funds in the Collection Account, the Reserve Account, the Security Deposit Account and the Renewal Account;

                (vi)    Casualty Payments;

                (vii)   Servicer Advances, if any;

                (viii) any amounts paid by the Counterparty to the Issuer pursuant to the Swap Documents;

                (ix)    Retainable Deposits;

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

                (x) Termination Payments to the extent that, prior to an Acceleration Event or an event that would give rise to the obligation to pay Additional Principal under Section 3.03(b)(viii) or Event of Default, the Issuer does not reinvest such Termination Payments in Additional Leases; and

                (xi) proceeds for redemption of the Notes in the event the Issuer exercises its right to redeem the Notes in accordance with Section 2.01(b).

                (b) Unless the Notes have been declared due and payable pursuant to Section 7.02 and moneys collected by the Trustee are being applied in accordance with Section 7.07, Available Funds on deposit in the Collection Account (including the amounts, if any, deposited into the Collection Account from the Reserve Account, the Security Deposit Account and the Renewal Account in accordance with the provisions of Sections 3.04, 3.08 and 3.09, or as Allocated Other Series Shared Collections pursuant to Section 3.10) shall be withdrawn by the Trustee as directed by the Servicer in the related Servicing Report on or before each Payment Date from the Collection Account, in the amounts required, for application, in the following order of priority, to make the following Required Payments (all in accordance with the applicable Servicing Report):

                (i) to pay the Insurer the amounts then due and owing in respect of the Insurer Premium;

                (ii) to pay the Counterparty any amount due pursuant to the Swap Documents (except any amounts payable to the Counterparty upon termination of the Swap Documents);

                (iii)   to pay the Servicing Fee;

                (iv) to reimburse unreimbursed Servicer Advances in respect of a prior Payment Date;

                (v) concurrently and pro rata: (a) to make Interest Payments on the Class A-1 Notes; (b) to make Interest Payments on the Class A-2 Notes;
(c) to make Interest Payments on the Class A-3a Notes; (d) to make Interest Payments on the Class A-3b Notes; and (e) to make Interest Payments on the Class A-4 Notes;

                (vi) to pay the Insurer any Reimbursement Amounts due under the terms of the Insurance Agreement;

                (vii) to make the Class A Principal Payment (a) to the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (b) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (c) pro rata, to the Class A-3a Noteholders and the Class A-3b Noteholders only, until the Outstanding Principal Amount on the Class A-3a Notes and the Outstanding Principal Amount on the Class A-3b Notes has been reduced to zero, then (d) pro rata, to the Class A-4 Noteholders only, until the Outstanding Principal Amount on the Class A-4 Notes has been reduced to zero;

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

                (viii) if an Acceleration Event has occurred or, if and so long as IOS Capital is the Servicer, the senior long-term debt rating assigned by Moody's or S&P to IOS Capital is Ba2 or below or BB or below, respectively, to pay the Additional Principal, if any, as an additional reduction of principal, to the Class A Noteholders then receiving the Class A Principal Payment, in the order established in clause (vii) above, until the Outstanding Principal Amount on all of the Class A Notes has been reduced to zero;

                (ix) to pay the Counterparty any amounts due upon termination of the Swap Documents;

                (x) to make a deposit to the Reserve Account in an amount equal to the excess of the Required Reserve Amount over the Available Reserve Amount;

                (xi) during a Renewal Account Deposit Period, to make a deposit to the Renewal Account in an amount equal to the excess of the Required Renewal Amount over the amount on deposit in the Renewal Account; and

                (xii) to pay the Issuer, the balance, if any; provided, however, that if a Series Acceleration Event or Series Event of Default Acceleration has occurred with respect to one or more Other Series (a) first to be treated as Shared Collections and allocated to such Other Series as and to the extent provided in Section 3.10 and in the Shared Collections Section of the Applicable Indenture for each such Other Series (and paid to the Applicable Trustee for each such Other Series) and (b) then to pay the Issuer, the balance, if any.

                (c) Notwithstanding the foregoing, on any Payment Date the Servicer shall instruct the Trustee to retain, and the Trustee shall retain, in the Collection Account an amount equal to all Lease Payments received that were due after the prior Due Period, and all Casualty Payments, and Termination Payments received or realized after the Determination Date for such Payment Date and shall not distribute any such amounts on such Payment Date, provided that, upon the occurrence of an Acceleration Event, an event which would give rise to the obligation to pay Additional Principal pursuant to Section 3.03(b)(viii) or an Event of Default, such amounts shall not be retained by the Trustee in the Collection Account. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.03(c) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.03(c) such amount or portion thereof shall be deemed to have not been previously so distributed.

                (d) The Servicer shall submit with the Servicing Report a certificate (i) setting forth any amounts to be withdrawn (on an item-by-item basis) from the Collection Account other than as provided in Section 3.03(b),
(ii) stating that none of such amounts are all or part of any amounts required to be retained in the Collection Account pursuant to this Section 3.03 and (iii) identifying the Lease or Leases to which such amounts relate.

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

                SECTION 3.04. The Reserve Account.

                (a) On the Issuance Date, the Issuer has made an initial deposit of $9,186,902.18 into the Reserve Account which deposit has been made by the Issuer out of the proceeds of the sale of the Notes. On each Payment Date, the Trustee shall transfer to the Collection Account from the Reserve Account such amounts as shall be required by Section 3.04(b).

                (b) Prior to each Payment Date the Trustee shall transfer from the Reserve Account to the Collection Account the amount specified by the Servicer in the related Servicing Report representing investment earnings on amounts held in the Reserve Account as of the related Determination Date. If by 12:00 noon, New York City time, on the Business Day preceding any Payment Date, Available Funds less the Available Reserve Amount are insufficient to permit on such Payment Date all distributions required by Section 3.03(b)(i) through 3.03(b)(vii) (such payments, the "Required Payments" and such shortfall, an "Available Funds Shortfall"), then, to the extent of the Available Reserve Amount, the Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount to the extent available as shall be necessary to make on such Payment Date all Required Payments.

                (c) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall deposit, not later than the end of business on such Payment Date, an amount equal to such excess into the Collection Account.

                (d) Upon the satisfaction and discharge of this Indenture, any balance remaining in the Reserve Account, after all obligations to the Noteholders and the Insurer hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.

                SECTION 3.05. Reports by Trustee; Notices of Certain Payments.

                (a) The Trustee shall within two Business Days after the request of the Issuer, the Servicer, the Insurer, the Counterparty or any Noteholder, deliver to the requesting Person a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account, Renewal Account and the Security Deposit Account and identifying the investments included therein.

                (b) On or prior to each Payment Date, the Servicer shall provide to the Trustee and the Trustee shall forward to the Insurer, each Rating Agency and each Noteholder of record a statement setting forth at least the following information as to the Notes to the extent applicable:

                (i) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, respectively;

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

                (ii) the aggregate Outstanding Principal Amount of all Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3a Notes, Class A-3b Notes and Class A-4 Notes, respectively and the Pool Factor for each such Class after giving effect to all payments reported under (i) above;

                (iii) the amount of the Servicing Fee and unreimbursed Servicer Advances paid on such Payment Date pursuant to Section 3.03(b)(iii) and
Section 3.03(b)(iv);

                (iv) the amount on deposit in the Collection Account, the Renewal Account, the Reserve Account and the Security Deposit Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.02, 3.03, 3.04, 3.08, 3.09 and 3.10;

                (v) the Discounted Present Value of Performing Leases and the Discounted Present Value of Non-Performing Leases as of the last day of the related Due Period; and

                (vi) the aggregate Lease Purchase Amounts for Leases purchased by the Originator pursuant to Section 5.04 of the Assignment and Servicing Agreement during the related Due Period.

                (c) With each report of the Trustee furnished pursuant to this Section 3.05 following any Payment Date, the Trustee shall enclose a copy of the relevant Servicing Report.

                (d) Upon the request of a Noteholder or the Insurer, the Trustee will provide information as to the Outstanding Principal Amount of each Class of Notes to such Noteholder or the Insurer.

                SECTION 3.06. Trustee May Rely on Certain Information from Servicer.

                Pursuant to Sections 5.01, 6.01 and 6.02 of the Assignment and Servicing Agreement and Sections 3.02 through 3.05 hereof, the Servicer is required to furnish to the Trustee and/or the Insurer from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article III and in Article IV of this Indenture. The Trustee and the Insurer shall be entitled to conclusively rely in good faith on such information or calculations unless and until the Insurer or a Responsible Officer of the Trustee, as the case may be, has actual knowledge, or is advised by any Noteholder or the Insurer (in writing), that such information or calculations is or are incorrect.

                SECTION 3.07. Optional Deposits by the Insurer; Notice of
Waivers.

                (a) The Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option (but shall not be required, except as provided in Article IV) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or

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

expenses of any provider of services to the Issuer with respect to such Payment Date or (ii) to include such amount as part of the Available Funds for such Payment Date to the extent that without such amount a draw would be required to be made on the Policy. Any amounts so delivered by the Insurer shall be included in Reimbursement Amounts.

                (b) If the Insurer waives any event that might trigger an event of default under the Insurance Agreement and so notifies the Trustee in writing, the Trustee shall notify the Rating Agencies of such waiver.

                SECTION 3.08. The Security Deposit Account.

                (a) On the Issuance Date, the Issuer has made an initial deposit into the Security Deposit Account of $9,366.00 representing security deposits in respect of the Leases as of the Issuance Date. The Servicer on behalf of the Issuer shall within two Business Days of receipt thereof deposit into the Security Deposit Account all additional security deposits received in respect of the Leases from time to time in the Asset Pool.

                (b) Prior to each Payment Date, the Trustee shall transfer from the Security Deposit Account to the Collection Account the amounts specified by the Servicer in the related Servicing Report representing (a) investment earnings on amounts held in the Security Deposit Account as of the related Determination Date and (b) Retainable Deposits.

                (c) The Servicer shall be responsible for the payment of all amounts held from time to time in the Security Deposit Account not required to be transferred to the Collection Account in accordance with Section 3.08(b) to the Lessees or other Persons entitled thereto in accordance with the related Lease documentation. From time to time, upon written request of the Servicer (a copy of which shall be provided to the Insurer), the Trustee shall release from the Security Deposit Account and from the Lien of this Indenture such amounts as the Servicer shall determine to be necessary for application as provided in the immediately preceding sentence.

                SECTION 3.09. Renewal Account.

                (a) On or before the Issuance Date, the Trustee shall establish the Renewal Account in accordance with Section 3.01(a) hereof.

                (b) The Servicer shall deposit all Renewal Payments into the Collection Account. Prior to each Payment Date, the Trustee shall transfer from the Renewal Account to the Collection Account the amount specified by the Servicer in the related Servicing Report representing investment earnings on amounts held in the Renewal Account. During a Renewal Account Deposit Period, Available Funds remaining after the payment of the Required Payments and amounts required to be deposited into the Reserve Account shall be deposited into the Renewal Account to the extent the amount on deposit in the Renewal Account is less than the Required Renewal Amount. Any amounts on deposit in the Renewal Account in excess of the Required Renewal Amount will be deposited into the Collection Account.

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

                (c) In the event that Available Funds (exclusive of amounts on deposit in the Reserve Account and the Renewal Account) are insufficient to pay the Required Payments and amounts required to be deposited in the Reserve Account on any Payment Date, the Trustee shall transfer from the Renewal Account to the Collection Account an amount equal to the lesser of the funds on deposit in the Renewal Account and the amount of such deficiency.

                (d) Upon the satisfaction and discharge of this Indenture, any balance remaining in the Renewal Account, after all obligations to the Noteholders and the Insurer hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and then, to the Issuer.

                SECTION 3.10. Shared Collections.

                Shared Collections and Other Series Shared Collections for any Payment Date shall be allocated as directed by the Servicer in the Servicer Report to the Notes in an amount equal to the product of (i) the aggregate amount of Shared Collections and Other Series Shared Collections for such Payment Date and (ii) a fraction, the numerator of which is the Shortfall Amount for such Payment Date, and the denominator of which is the aggregate amount of the Shortfall Amount for the Notes and the Other Series Shortfall Amounts for such Payment Date.

                Shared Collections and Other Series Shared Collections for any Payment Date shall be allocated as directed by the Servicer in the Servicer Report or, if the Servicer fails to so direct (and so long as no Insurer Default has occurred and is continuing), by the Insurer to each Other Series in an amount equal to the product of (i) the aggregate amount of Shared Collections and Other Series Shared Collections for such Payment Date and (ii) a fraction, the numerator of which is the Other Series Shortfall Amount for such Other Series for such Payment Date, and the denominator of which is the aggregate amount of the Shortfall Amount for the Notes and the Other Series Shortfall Amounts for such Payment Date.

                Any Other Series Shared Collections allocated to the Notes and received by the Trustee ("Allocated Other Series Shared Collections") shall be deposited in the Collection Account as Available Funds.

                SECTION 3.11. Securities Intermediary.

                (a) The Trustee (i) shall hold all Eligible Investments that constitute investment property through a securities intermediary (the Trustee hereby agrees that it shall act as "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Transaction Accounts held by the Trustee), which securities intermediary shall (and the Trustee hereby does) (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder,
(II) comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a

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

financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and
(V) agree that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and (ii) maintain for the benefit of the Secured Party, possession or control of all other Eligible Investments (including any negotiable instruments, if any, evidencing such Eligible Investments) not described in clause (i) above. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                (b) The Trustee, acting in accordance with the terms of this Indenture, shall be entitled to deliver an entitlement order to the securities intermediary at which such accounts are maintained at any time; provided, however, that the Trustee agrees not to invoke its right to provide an entitlement order unless an Event of Default has occurred and is continuing. Upon receipt of the entitlement order in accordance with the provisions of this Indenture, the Trustee shall comply with such entitlement order without further consent by the Issuer or any other Person other than the Insurer.

                                   ARTICLE IV

                                   THE POLICY

                SECTION 4.01. Claims Under Policy.

                (a) On each Determination Date, the Trustee shall determine from the related Servicer Report with respect to the immediately following Payment Date the Deficiency Amount, if any. If the Trustee determines that a Deficiency Amount would exist, the Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such Notice to the Insurer no later than 12:00 noon New York City time on the third Business Day preceding such Payment Date as a claim for payment in an amount equal to the Deficiency Amount. Amounts paid by the Insurer pursuant to a claim submitted under this Section 4.01 shall be deposited by the Trustee into the Collection Account for payment to Noteholders on the related Payment Date pursuant to Section 3.03(b).

                (b) Any notice delivered by the Trustee to the Insurer pursuant to Section 4.01(a) shall specify the Deficiency Amount claimed under the Policy and shall constitute a "Notice" (as defined in the Policy) under the Policy. In accordance with the provisions of the Policy, the Insurer is required to pay to the Trustee the Deficiency Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Policy) following receipt on a Business Day of the Notice of Claim, and
(ii) the applicable Payment Date. Except as otherwise provided in Section 3.07(a), any payment made under the Policy by the Insurer shall be applied solely to the payment of the Notes as set forth in the Policy, and for no other purpose.

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

                (c) The Trustee shall (i) receive as attorney-in-fact of each Noteholder any Deficiency Amount from the Insurer and (ii) deposit the same in the Collection Account for payment to Noteholders as provided in Section 3.03(b). For the purposes of clause (d) below, any Deficiency Amount disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Issuer with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 3.03(b) with respect to each Insured Payment made by the Insurer.

                (d) The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Trustee and the Noteholders shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Note Registrar (as defined in this Indenture) shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Insured Payment (as defined in the Policy). The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Insured Payments (as defined in the Policy) in respect of the Notes.

                (e) The Trustee shall keep a complete and accurate record of all Policy proceeds deposited into the Collection Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

                (f) The Trustee shall be entitled to enforce on behalf of the Noteholders the obligations of the Insurer under the Policy. Notwithstanding any other provision of this Indenture or any Transaction Documents, the Noteholders are not entitled to make any claims under the Policy or institute proceedings directly against the Insurer.

                SECTION 4.02. Preference Claims.

                (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any amount previously distributed to a Noteholder in respect of any Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. The Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on the Notes, if any, which have been made by the Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of

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

the Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly (unless a Noteholder has returned principal or interest on the Notes to such receiver or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for payment to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                (b) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Notes. Each Holder, by its purchase of Notes, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in Section 4.01(d), the Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                SECTION 4.03. Surrender of Policy.

                The Trustee shall promptly surrender the Policy to the Insurer for cancellation upon the expiration of the Policy in accordance with the terms thereof.

                                    ARTICLE V

                  RELEASE OF LEASES AND INTERESTS IN EQUIPMENT

                SECTION 5.01. Release of Equipment.

                Subject to the satisfaction of the provisions of Section 5.02, the Trustee shall release the Trustee's security interest in the Issuer's interest in the Equipment from the Lien of the Indenture upon receipt from the Servicer of written certification of the occurrence of: (a) the sale of such Equipment pursuant to Section 4.03(b) of the Assignment and Servicing Agreement, or (b) the release of the related Lease from the Lien of this Indenture; provided that, upon the occurrence of an Event of Default, so long as no Insurer Default shall have occurred and is continuing, the Trustee shall not release such security interest without the consent of the Insurer.

                SECTION 5.02. Release of Leases Upon Final Lease Payment.

                In the event that the Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from the Servicer that the Trustee has received with respect to any Lease (i) the final Lease Payment (including Renewal

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

Payments) due and payable under such Lease, (ii) a Termination Payment in respect of such Lease, (iii) a Lease Purchase Amount in respect of such Lease,
(iv) a Casualty Payment under such Lease (and, following such final Lease Payment, Casualty Payment, Lease Purchase Amount or Termination Payment, no further payments (other than Other Lease Payments) on or in respect of such Lease are or will be due and payable), (v) the full amount of any recoveries with respect to any such Lease that is a Non-Performing Lease or (vi) one or more Substitute Leases in substitution for such Lease, such Lease shall be released from the lien of this Indenture and returned to the Issuer.

                SECTION 5.03. Execution of Documents.

                The Trustee shall promptly execute and deliver such documents, including, without limitation, partial releases and termination statements (which shall be furnished to the Trustee by the Issuer), and take such other actions as the Issuer, by Issuer Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections 5.01 or 5.02.

                SECTION 5.04. Further Release of Collateral.

                Notwithstanding any provision of this Indenture to the contrary, any amounts properly retained by the Servicer pursuant to Section 4.03, 4.04 and
4.05 of the Assignment and Servicing Agreement are, without further action by the Trustee, released from the Lien of this Indenture.

                                   ARTICLE VI

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

                SECTION 6.01. Servicer Events of Default.

                If a Servicer Event of Default has occurred and is continuing or, if and so long as IOS Capital is the Servicer, the senior long-term debt rating assigned by Moody's or S&P to IOS Capital is Ba2 or below or BB or below, respectively, the Trustee shall, upon the written request of the Insurer (so long as no Insurer Default has occurred and is continuing ) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), give notice in writing to the Servicer of the termination of all of the rights and obligations of the Servicer under the Assignment and Servicing Agreement (but none of IOS Capital's obligations pursuant to Section 5 of the Assignment and Servicing Agreement, which shall survive such termination). On and after the giving of such written notice, all rights and obligations of the Servicer under the Assignment and Servicing Agreement, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee, but none of the Servicer's obligations pursuant to
Section 4 thereof incurred by the Servicer prior to the date of such transfer, shall pass to, be vested in, and be assumed by the Trustee, and the Trustee shall be authorized to, and shall, execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such

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

termination and of such passing, vesting, and assumption; provided that in performing the duties of the Servicer under the Assignment and Servicing Agreement the Trustee shall at all times be deemed to be acting as the Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to the Trustee, including, without limitation, those set forth in
Article VIII hereof.

                SECTION 6.02. Substitute Servicer.

                Notwithstanding the provisions of Section 6.01, the Trustee may, if it shall be unwilling to continue to act as the successor to the Servicer in accordance with Section 6.01, or shall, if it is unable to continue to so act or is so instructed in writing by the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), appoint a successor to the Servicer in accordance with the provisions of Section
10.03 of the Assignment and Servicing Agreement.

                                   ARTICLE VII

                           EVENTS OF DEFAULT; REMEDIES

                SECTION 7.01. Events of Default.

                "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (a) default in the payment of any Interest Payment on any Note when the same becomes due and payable or in any premium due to the Insurer; or

                (b) default in the payment of the principal of the Notes at Stated Maturity; or

                (c) default in the observance or performance of any covenant or agreement of the Issuer or Seller made in this Indenture or any other Transaction Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer or Seller made in this Indenture or any other Transaction Document proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default if the Servicer delivers an Officers' Certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default and such default can be remedied in 90 days or less) after there shall have been given, by registered or certified

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

mail, to the Issuer by the Trustee or the Insurer or to the Issuer and the Trustee by the Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of at least 25% of the Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (d) an involuntary petition or proceeding shall be filed (i) in respect of the Issuer or Seller under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) seeking a decree or order adjudging the Issuer or Seller as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or Seller under any applicable federal or state law, or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and either (1) such petition shall not have been dismissed within a period of 60 consecutive days or (2) any such order for relief or decree shall be entered in any such proceeding or any such receiver, liquidator, assignee, trustee, sequestrator or other "similar official" shall be appointed; or

                (e) the commencement by the Issuer or Seller of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or Seller in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or Seller or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's or the Seller's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer or Seller in furtherance of any such action;

                (f) the occurrence and continuance of a Servicer Event of Default (other than a Servicer Event of Default arising under Section 10.01(iii) of the Assignment and Servicing Agreement resulting solely from a material breach of the Insurance Agreement);

                (g) the Issuer or Seller shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

                (h) the Swap has been terminated upon the exercise of a termination right by the Counterparty under the terms of the Swap Documents and the Swap has not been replaced with a replacement swap and replacement swap counterparty acceptable to the Insurer within 30 days of the occurrence of such termination.

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

                The Issuer shall deliver to the Trustee and the Insurer and the Rating Agencies, within three days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under (c), (d), (e) or (f) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

                SECTION 7.02. Acceleration of Maturity; Rescission and
Annulment.

                (a) If an Event of Default occurs and is continuing, then, subject to the provisions of Section 7.02(c) below, and in every such case, the Trustee may, and (if so directed in writing by holders of 66-2/3% of the then Outstanding Principal Amount of the Notes) shall, declare the unpaid principal amount of the Notes to be immediately due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer.

                (b) Subject to Section 7.02(c) below, the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes may direct in writing the time, method and place of conducting any proceedings for any remedy available to the Trustee or of exercising any trust or power conferred on it.

                (c) Subject only to provisions hereof expressly stated to be applicable notwithstanding this Section 7.02 and notwithstanding any other contrary provision of this Indenture, so long as the Policy remains in effect and no Insurer Default has occurred and is continuing, and irrespective of any contrary instruction from the holders of any Notes but subject to any further conditions or requirements of this Indenture, the Trustee (i) shall not declare the Notes to be immediately due and payable or waive any Event of Default or exercise any remedies upon the occurrence of an Event of Default, except at the written direction of the Insurer, (ii) shall upon the occurrence of an Event of Default declare the Notes to be immediately due and payable or waive any such Event of Default upon the written direction of the Insurer, and (iii) shall upon the occurrence and continuance of an Event of Default, exercise or refrain from exercising available remedies in accordance with the written direction and control of the Insurer.

                (d) At any time after such an Event of Default has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Insurer (if no Insurer Default has occurred and is continuing) or the holders of Notes evidencing 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                (i) all Principal Payments on any Class A Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate,

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                (ii)    all Interest Payments due with respect to any Class A
        Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

                (iii) all sums paid or otherwise advanced by the Trustee hereunder and all sums due to the Insurer and the reasonable compensation, expenses, disbursements, and advances of the Trustee and the Insurer and their respective agents and counsel;

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                SECTION 7.03. Remedies.

                (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder, the Insurer and the Rating Agencies as set forth in
Section 8.02.

                (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Asset Pool as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

                (c) If an Event of Default specified in Section 7.01(a) or 7.01(b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid.

                (d)     In exercising its rights and obligations under this
Section 7.03, the Trustee may sell, subject to the consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing) and shall sell, if directed by the Insurer (so long as no Insurer Default shall have occurred and is continuing), the assets in the Asset Pool; provided that, if the Event of Default involves other than non-payment of principal or interest on the Notes, then such sale must be for an amount greater than or equal to amounts due under clauses first through fifth in Section 7.07 unless directed otherwise by the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing). None of the Trustee, the Insurer nor any Noteholder shall have any rights against the Issuer other than to enforce the Lien of this Indenture and to sell the assets in the Asset Pool.

                (e) Upon an Event of Default and acceleration of the Notes, the Insurer may elect to redeem the Notes or to purchase the Notes from each Noteholder by paying an amount equal to all outstanding principal of and all accrued and unpaid interest on the Notes. Upon such purchase or redemption, the Trustee and each Noteholder shall transfer, assign and convey to the Insurer on such Payment Date all right, title and interest of each of the Noteholders in and to (i) the outstanding Notes and (ii) all rights

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

under the Transaction Documents and all other documents, instruments and agreements related to the foregoing (collectively with the rights and interests described in clauses (i) and (ii) of this Section 7.03(e), the "Assigned Assets"). The Trustee, the Issuer and each Noteholder agree that the aforementioned transfer, assignment and conveyance of the property shall become effective upon such redemption or purchase, without any further act by the Insurer, the Servicer, the Issuer, the Trustee or any Noteholder; provided; however, that the Insurer may request the Trustee to, and if so requested the Trustee shall, execute and deliver to the Insurer an assignment (without representation, warranty or recourse by or to the Trustee), in form and substance satisfactory to the Insurer, to the Insurer of the Assigned Assets so assigned by the Issuer, Trustee and each Noteholder. Each Noteholder authorizes the Trustee to execute and deliver such documents and to take such actions as shall be required to effectuate such assignment and to effectively vest in the Insurer all right, title and interest in and to the Assigned Assets.

                SECTION 7.04. Trustee Shall File Proofs of Claim.

                (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the Seller, IOS Capital, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Issuer, the Seller, IOS Capital, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer, the Seller, IOS Capital or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

                (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Insurer (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and the Insurer and their respective agents and counsel) and the Noteholders allowed in such judicial proceeding; provided, however, that the Trustee shall file such proof of claim on behalf of the Insurer only upon the Insurer's written direction and on behalf of the Noteholders only at the written direction of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes; and

                (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder and the Insurer to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee and the Insurer any amount due them for the reasonable compensation, expenses, disbursements and advances of the Trustee and the Insurer and their respective agents and counsel, and any other amounts due the Trustee under Section 7.07.

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

                (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                SECTION 7.05. Waiver of Past Events.

                If a Default or Event of Default shall have occurred, the Insurer (so long as no Insurer Default shall have occurred and is continuing) may waive such Default or Event of Default and its consequences except a Default in payment of principal (or premium, if any) of or interest on any of the Notes. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                SECTION 7.06. Trustee May Enforce Claims Without Possession of Notes.

                All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes and the Insurer.

                SECTION 7.07. Application of Money Collected.

                Any money collected by the Trustee pursuant to this Article following an Event of Default, and any moneys that may then be held or thereafter received by the Trustee, including any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10 and the Shared Collections Section of each Other Indenture, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

                first   to the payment of all costs and expenses of collection
        incurred by the Trustee, the Insurer and, only upon the occurrence and continuance of an Insurer Default, the Noteholders (including the reasonable fees and expenses of any counsel to the Trustee, the Insurer and, only upon the occurrence of an Insurer Default, the Noteholders) and all fees and expenses (including legal fees and

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

        expenses) owed to the Trustee not in excess of $250,000 under this Indenture and the Assignment and Servicing Agreement;

                second to pay the Counterparty any amount due pursuant to the Swap Documents (except any amounts payable to the Counterparty upon termination of the Swap Documents);

                third   to the Servicer under the Assignment and Servicing
        Agreement (irrespective of whether IOS Capital or an Affiliate of IOS Capital is then acting as servicer), to the payment of all Servicing Fees and unreimbursed Servicer Advances then due to such Person;

                fourth first, pro rata to the payment of all accrued and unpaid interest on the Outstanding Class A-1 Principal Amount, Outstanding Class A-2 Principal Amount, Outstanding Class A-3a Principal Amount, Outstanding Class A-3b Principal Amount and Outstanding Class A-4 Principal Amount, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3a Note Interest Rate, Class A-3b Note Interest Rate and Class A-4
        Note Interest Rate, respectively, second, to the payment of the Outstanding Class A-1 Principal Amount, third, to the payment of the Outstanding Class A-2 Principal Amount, fourth, to the pro rata payment of the Outstanding Class A-3a Principal Amount and the Outstanding Class A-3b Principal Amount and fifth, to the payment of the Outstanding Class A-4 Principal Amount; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

                fifth   to the payment of amounts then due the Insurer under
        this Indenture, including the Insurer Premium (other than amounts referred to in clause seventh below);

                sixth   to the payments of amounts then due to the Counterparty
        upon termination of the Swap Documents;

                seventh to the payment to the Insurer of any Reimbursement Amounts;

                eighth to the payment of any fees and expenses (including legal fees and expenses) in excess of $250,000 owed to the Trustee, owed to any successor trustee, co-trustee or separate trustee under this Indenture and the Assignment and Servicing Agreement;

                ninth   to the payment of the remainder, if any, to the Issuer
        or any other Person legally entitled thereto; provided, however, that if a Series Acceleration Event or Series Event of Default Acceleration has occurred with respect to one or more Other Series (i) first to be treated as Shared Collections and allocated to such Other Series as and to the extent provided in Section 3.10

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

        and in the Shared Collections Section of the Applicable Indenture for each such Other Series (and paid to the Applicable Trustee for each such Other Series) and (ii) then to pay the Issuer or any Person legally entitled thereto, the balance, if any.

                SECTION 7.08. Limitation on Suits.

                None of the Noteholders nor (in the event an Insurer Default has occurred and is continuing or the financial strength rating assigned by any of Moody's, S&P or Fitch Ratings is reduced below "AAA") the Insurer shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (i) such Noteholder or (only upon the occurrence of either of the events stated above) the Insurer, as the case may be, has previously given written notice to the Trustee of a continuing Event of Default;

                (ii) the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes or (only upon the occurrence of either of the events stated above), the Insurer, as the case may be, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (iii) such Noteholder or Noteholders or (only upon occurrence of either of the events stated above) the Insurer, as the case may be, have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

                (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes or (only upon the occurrence of either of the events stated above) the Insurer, as the case may be; and

                (vi) such Noteholder shall have obtained the written consent of the Insurer, unless an Insurer Default has occurred and is continuing;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, IOS Capital shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Sections 3.03(b), 3.04(b), 3.05, 3.06, 4.01 and 4.02 hereof) or for the

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

appointment of a receiver or trustee (including, without limitation, a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 7.08 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 8.08(h) hereof.

                SECTION 7.09. Unconditional Right of Noteholders to Receive Principal and Interest.

                Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the Asset Pool, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

                SECTION 7.10. Restoration of Rights and Remedies.

                If the Trustee, the Insurer or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Insurer or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee, the Insurer and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the Insurer and the Noteholders continue as though no such proceeding had been instituted.

                SECTION 7.11. Rights and Remedies Cumulative.

                Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.04 (f), no right or remedy herein conferred upon or reserved to the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 7.12. Delay or Omission Not Waiver.

                No delay or omission of the Trustee, the Insurer or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Insurer or by the Noteholders, as the case may be.

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                SECTION 7.13. Control by Noteholders.

                Until such time as the conditions specified in Section 11.01(a)(i) have been satisfied in full, the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing,

                (i) no such direction shall be in conflict with any rule of law or with this Indenture;

                (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not indemnified to its satisfaction; and

                (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to the Insurer and each Noteholder.

                SECTION 7.14. Undertaking for Costs.

                All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or the Insurer, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturities for such payments, including the Stated Maturity as applicable.

                SECTION 7.15. Waiver of Stay or Extension Laws.

                The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                SECTION 7.16. Sale of Asset Pool.

                (a) The power to effect any sale of any portion of the Asset Pool described pursuant to Section 7.03 shall not be exhausted by any one or more sales as to any portion of the Asset Pool remaining unsold, but shall continue unimpaired until the entire Asset Pool shall have been sold or all amounts referred to in clauses first through fifth in Section 7.07 shall have been paid. The Trustee may from time to time, upon written directions in accordance with Section 7.13, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Asset Pool, the Trustee shall have provided each Noteholder and the Insurer with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

                (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Asset Pool, or any portion thereof unless,

                (i)     until such time as the conditions specified in Section
11.01 have been satisfied in full, the Insurer (if no Insurer Default has occurred and is continuing) or the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) consent to or direct the Trustee in writing to make such sale; or

                (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and all amounts referred to in clause first through third of Section 7.07 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Asset Pool at a private sale.

                (c) In connection with a sale of all or any portion of the Asset Pool:

                (i) any one or more Noteholders or the Insurer may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder or the Insurer, as the case may be, may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon (or, in the case of the Insurer, surrender the Insurer's subrogation rights with respect to such Outstanding Notes or claims for interest thereon) for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest, without representation, warranty or recourse, in any portion of the Asset Pool in connection with a sale thereof;

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                (iii)   the Trustee is hereby irrevocably appointed the agent
and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Asset Pool in connection with a sale thereof, and to take all action necessary to effect such sale; and

                (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                (d) The method, manner, time, place and terms of any sale of all or any portion of the Asset Pool shall be commercially reasonable.

                (e) The provisions of this Section 7.16 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Issuer or the Asset Pool that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

                (f) The purchase price received by the Trustee in respect of any sale made in accordance with this Section 7.16 shall be deemed conclusive and binding on the parties hereto, the Insurer and the Noteholders.

                                  ARTICLE VIII

                                   THE TRUSTEE

                SECTION 8.01. Certain Duties and Responsibilities.

                (a) Except during the continuance of an Event of Default known to the Trustee:

                (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents to which it is a party, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

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                (c)     No provision of this Indenture shall be construed to
relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 7.13 relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it, against such risk or liability is not assured to it.

                (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                SECTION 8.02. Notice of Defaults or Events of Default.

                Within two Business Days after a Responsible Officer obtaining knowledge of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to (a) all Noteholders, as their names and addresses appear in the Note Register, (b) the Insurer and (c) the Rating Agencies, notice of such Default or Event of Default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived.

                SECTION 8.03. Certain Rights of Trustee.

                (a)     Subject to the provisions of Section 8.01:

                (i) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties (and the Trustee need not investigate any fact or matter stated in the document);

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                (ii)    any request or direction or action of the Issuer
mentioned herein shall be sufficiently evidenced by an Issuer Order;

                (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                (iv) the Trustee may consult with counsel as to legal matters and the advice of any such counsel selected by the Trustee shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders or the Insurer pursuant to this Indenture, unless such Noteholders or the Insurer shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, unless requested in writing to do so by the Insurer (so long as no Insurer Default has occurred and is continuing) and having been indemnified to its satisfaction by the Insurer against the costs, expenses and liabilities that it may incur in making such investigation, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

                (viii) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

                (ix) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

                (x) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer;

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                (xi)    the permissive rights of the Trustee to do things
enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful default; and

                (xii) in the event that the Trustee is also acting as paying agent or transfer agent and registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such paying agent or transfer agent or registrar.

                (b) The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, or of the Notes, except to the extent provided by the Trustee's certificate of authentication on the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.

                SECTION 8.04. May Hold Notes.

                The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee.

                SECTION 8.05. Money Held in Trust.

                Money and investments held by the Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

                SECTION 8.06. Compensation, Reimbursement, etc.

                The Servicer agrees:

                (a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the Issuer and the Trustee may agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                (b) to reimburse the Trustee upon its request, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

                SECTION 8.07. Corporate Trustee Required; Eligibility.

                (a) There shall at all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise

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corporate trust powers; (ii) have a combined capital and surplus of at least
$50,000,000; (iii) be subject to supervision or examination by federal or state authority; and (iv) at the time of appointment, shall have senior long-term debt obligations (or, if the Trustee does not have outstanding senior long-term debt obligations and is a subsidiary of a holding company, which holding company shall have long-term obligations) having a credit rating of at least "A-" from S&P and "Baa3" from Moody's.

                (b) If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                (c) This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act. The Trustee is subject to the provisions of Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

                SECTION 8.08. Resignation and Removal; Appointment of Successor.

                (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 8.09.

                (b) The Trustee may resign at any time by giving sixty days' written notice thereof to the Issuer, the Insurer (if no Insurer Default has occurred and is continuing) and, if an Insurer Default has occurred and is continuing, the Noteholders, by mailing notice of resignation by first-class mail, postage prepaid, to the Issuer or the Insurer at their respective addresses set forth in the Assignment and Servicing Agreement and to Noteholders at their addresses appearing on the Note Register.

                (c) The Trustee may be removed at any time by written notice of the Insurer (if no Insurer Default has occurred and is continuing) or the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) delivered to the Trustee and the Issuer.

                (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the consent of the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), by an act of the Issuer, shall promptly appoint a successor Trustee.

                (e) If no successor Trustee shall have been so appointed as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee, the Insurer (if no Insurer Default has occurred

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and is continuing) or any Noteholder (if an Insurer Default has occurred and is continuing) may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Insurer at its address set forth in the Assignment and Servicing Agreement and to all Noteholders as their names and addresses appear in the Note Register and to each Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                (g) The Issuer may remove the Trustee, with the consent of the Insurer (as long as no Insurer Default shall have occurred and is continuing), if the Trustee fails to comply with Section 8.07 of this Indenture.

                (h) If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 310(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of the Trustee and the appointment of a successor Trustee acceptable to the Insurer.

                (i) The Issuer (with the consent of the Insurer, if no Insurer Default has occurred and is continuing) may and shall at the direction of the Insurer (if no Insurer Default has occurred and is continuing) or the Noteholders evidencing more than 25% of the aggregate Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), remove the Trustee if the Trustee ceases to be eligible to continue as such under this Indenture and fails to resign after written request therefor.

                SECTION 8.09. Acceptance of Appointment by Successor.

                (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee, all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

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                SECTION 8.10. Merger, Conversion, Consolidation or Succession to
Business.

                Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. The Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 8.10.

                SECTION 8.11. Co-Trustees and Separate Trustees.

                (a) At any time or times, if the Issuer, the Trustee, the Insurer or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any of the Asset Pool may at the time be located, the Issuer and the Trustee (with the written consent of the Insurer, if no Insurer Default has occurred and is continuing) shall have power to appoint, and, upon the written request of the Trustee or the Insurer (if no Insurer Default has occurred and is continuing) or the holders of a majority of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons either to act as co-trustee, jointly with the Trustee, of all or any part of such Asset Pool, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee (if no Insurer Default has occurred and is continuing), or the holders of a majority of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), alone shall have power to make such appointment. The appointment of a co-trustee or separate trustee shall not relieve the Trustee of its obligations hereunder. Any fees or expenses payable to such co-trustee or separate trustee shall be paid by the Servicer and shall be in addition to any fees and expenses payable to the Trustee.

                (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

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                (c)     Every co-trustee or separate trustee shall, to the
extent permitted by law, but to such extent only, be appointed subject to the following terms:

                (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

                (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order and the written concurrence of the Insurer (if no Insurer Default has occurred and is continuing), may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer (if no Insurer Default has occurred and is continuing). Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to this Section 8.11.

                (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                (vi) No co-trustee or separate trustee shall accept its appointment unless at the time of such acceptance such co-trustee or separate trustee shall be qualified and eligible under this Article subject to Section 8.07.

                SECTION 8.12. Acceptance by Trustee.

                The Trustee hereby acknowledges the conveyance of the Asset Pool and the receipt of the Leases and the other assets in the Asset Pool granted by the Issuer hereunder and declares that the Trustee, through a custodian, will hold such Leases and

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other Asset Pool conveyed by the Issuer in trust, for the use and benefit of all
Noteholders and the Insurer subject to the terms and provisions hereof.

                SECTION 8.13. Preferential Collection of Claims Against the Issuer.

                The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Person who has resigned or been removed as Trustee shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                SECTION 8.14. Reports by Trustee to Noteholders.

                To the extent required by the Trust Indenture Act, within 60 days after each October 15, following the date of this Indenture, the Trustee shall mail to the Insurer and to Noteholders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

                A copy of each such report required under Trust Indenture Act
Section 313 shall, at the time of such transmission to the Insurer and the Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Issuer or any other obligor upon the Notes shall notify the Trustee in writing if the Notes become listed on any stock exchange or market trading system.

                SECTION 8.15. No Proceedings.

                The Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against the Issuer any proceeding of the type referred to in Section 7.01(d) or
(e) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash, provided, however that nothing herein shall prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceeding.

                SECTION 8.16. Appointment and Powers.

                Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints BNY Midwest Trust Company as the Trustee with respect to the Asset Pool and as initial Paying Agent, and BNY Midwest Trust Company hereby accepts such appointment and agrees to act as Trustee with respect to the Asset Pool for the Issuer Secured Parties, to maintain custody and possession of the assets in the Asset Pool (except as otherwise provided herein and in the Assignment and Servicing Agreement) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the Assignment and Servicing Agreement. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Insurer (if no Insurer Default has occurred and is continuing) or the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred

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and is continuing) may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The
Trustee shall act upon and in compliance with the written instructions of the Insurer or the Noteholders given in accordance with the provisions of this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received indemnity satisfactory to it. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

                SECTION 8.17. Performance of Duties.

                The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Transaction Documents to which the Trustee is a party or as directed in writing by the Insurer or the Noteholders in accordance with this Indenture. The Trustee shall not be required to take any discretionary action hereunder except at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or if an Insurer Default has occurred and is continuing, the holders of 66 2/3 of the then Outstanding Principal Amount of the Notes and as provided in Section 7.13. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under this Indenture and the other Transaction Documents to which it is a party.

                SECTION 8.18. Representations and Warranties of Trustee.

                The Trustee represents and warrants to the Issuer and the Secured Party that:

                (i) The Trustee is a corporation duly organized and existing under the laws of the State of Illinois;

                (ii) The Trustee has full power, authority and right to execute, deliver and perform this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and to authenticate the Notes;

                (iii) This Indenture has been duly executed and delivered by the Trustee; and

                (iv) The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 8.07.

                SECTION 8.19. Control by the Insurer.

                The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Insurer, except that if any Event of

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Default has occurred and is continuing, the Trustee shall act upon and comply with notices and instructions given by the Insurer alone in the place and stead of the Issuer.

                SECTION 8.20. Maintenance of Office or Agency.

                The Trustee will maintain at its expense an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Notes and this Indenture may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Issuer, the Servicer, the Insurer and to Holders of any change in the location of the Notes Register or any such office or agency.

                                   ARTICLE IX

                                    COVENANTS

                SECTION 9.01. Payment of Principal and Interest.

                The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

                SECTION 9.02. Maintenance of Office or Agency; Chief Executive Office.

                (a) The Issuer will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Corporate Trust Office will be maintained in the United States until the Indenture is discharged.

                (b) The chief executive office of each of the Issuer, the Seller and the Servicer, and the office at which each of the Issuer, the Seller and the Servicer maintains its records with respect to the Leases, its interests in the Equipment, and the transactions contemplated hereby, is currently located in Macon, Georgia and such office will be located in the United States until the Indenture is discharged. None of the Issuer, the Seller or the Servicer will change the location of such offices or their jurisdiction of organization without giving the Trustee and the Insurer at least 30 days prior written notice thereof.

                SECTION 9.03. Money for Payments to Noteholders to be Held in Trust.

                (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 3.03(b) or Section 7.07 shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 9.03 or in Section 3.03(b), Section 3.04(b) or Section 7.07.

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                (b)     In making payments hereunder, the Trustee will:

                (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders pursuant to Section 3.03(b) or Section 7.07, as applicable, in accordance with the information known to the Trustee;

                (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

                (iii) comply with all requirements of the Code (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                Whenever the Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee in writing of its action or failure so to act.

                The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

                (2) give the Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest.

                (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee with respect to such trust money shall thereupon cease.

                SECTION 9.04. Corporate Existence; Merger; Consolidation, etc.

                (a) The Issuer will keep in full effect its existence and rights as a limited liability company under the laws of the State of Delaware.

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                (b)     The Issuer shall at all times observe and comply in all
material respects with (i) all laws applicable to it, (ii) all requisite and appropriate organizational and other formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Underwriting Agreement and the Assignment and Servicing Agreement.

                (c) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person except temporarily as permitted by Section 4.01(a) of the Assignment and Servicing Agreement.

                SECTION 9.05. Protection of Asset Pool; Further Assurances.

                The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

                (i)     Grant more effectively all or any portion of the Asset
Pool;

                (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

                (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Leases, and all other property included in the Asset Pool;

                (iv) enforce or cause the Servicer to enforce any of the Leases; or

                (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in the Asset Pool and preserve and defend the rights of the Trustee and the Noteholders in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

The Issuer, upon the Issuer's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 9.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 9.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 9.05.

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                SECTION 9.06. [Reserved].

                SECTION 9.07. Performance of Obligations; Assignment and Servicing Agreement.

                (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in the Transaction Documents.

                (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in the Asset Pool, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Assignment and Servicing Agreement.

                (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Assignment and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Insurer and the Noteholders in writing thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to in writing by the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), the Issuer may not waive any default under or amend the Assignment and Servicing Agreement.

                SECTION 9.08. Negative Covenants.

                The Issuer will not:

                (a) sell, transfer, exchange or otherwise dispose of any portion of the Asset Pool except as expressly permitted by this Indenture;

                (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Asset Pool;

                (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment (and other leases to which the Originator is a party and the interests in the equipment subject thereto assigned to the Issuer by the Seller in connection with the issuance of other series of the Issuer's Lease-Backed Notes as contemplated by the Registration Statement), the issuance of the Notes (and other series of the Issuer's Lease-Backed Notes as contemplated by the Registration Statement), and the specific transactions contemplated by the Transaction Documents;

                (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness or liabilities, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the Registration Statement, the Insurance and Indemnity Agreement and the Assignment and Servicing Agreement, subject to Section 9.13 hereof;

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                (e)     seek dissolution or liquidation in whole or in part or
reorganization of its business or affairs;

                (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any Lien to be created on or to extend to or otherwise arise upon or burden the Asset Pool or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to Section 4.01(c) of the Assignment and Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in the Asset Pool;

                (g) make any loan or advance to any Affiliate of the Issuer or to any other Person; or

                (h) permit the termination of the Swap without obtaining a replacement swap and replacement swap counterparty acceptable to the Insurer within 30 days of the occurrence of such termination.

                SECTION 9.09. Information as to Issuer.

                The Issuer shall deliver to the Trustee and the Insurer and, the Trustee shall deliver to each Rating Agency and to each holder of Outstanding Notes (and, upon the written request of any Noteholder, to any prospective transferee of any Notes):

                (a) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto; and

                (b) Report on Proceedings - promptly upon the Issuer's becoming aware of (i) any proposed or pending investigation of it by any Governmental Authority or agency, or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

                SECTION 9.10. Taxes.

                (a) The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Asset Pool. The Issuer will file or cause to be filed any necessary tax returns.

                (b) The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness. Further, each party hereto and each Noteholder (by accepting and holding a Note) hereby covenants to every other party hereto and to every other Noteholder to treat the Notes as indebtedness for all

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applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates (within the meaning of the first two sentences of the definition of such term as defined in
Section 1.01) will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assignees of the parties hereto shall be bound by the provisions hereof.

                SECTION 9.11. Indemnification.

                The Issuer agrees to indemnify and hold harmless the Trustee (and its officers, directors, employees and agents), the Insurer and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without gross negligence or willful misconduct on the part of the Indemnified Party or as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Assignment and Servicing Agreement, including without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of any Governmental Authority; provided that, all amounts payable pursuant to this Section 9.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid. This section shall survive the termination of this Indenture and the earlier removal or resignation of the Trustee.

                SECTION 9.12. Commission Reports; Reports to Trustee; Reports to Noteholders.

                To the extent it has not satisfied the following requirements by reporting under Section 9.09 hereof, the Issuer shall:

                (a) file with the Trustee and the Insurer, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if the Issuer is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Issuer will file with the Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

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                (b)     file with the Trustee, the Insurer and with the
Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations; and

                (c) furnish to the Insurer and to the Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section
8.14 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of Subsections (a) and
(b) of this Section 9.12 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.

                SECTION 9.13. Insurer's Right with Respect to Subsequent Issuances.

                Unless consented to by the Insurer (which consent shall not be unreasonably withheld), in the event the Issuer issues any subsequent series of the Issuer's Lease-Backed Notes as contemplated by the Registration Statement and such notes are not insured by the Insurer (such issuances, the "Specified Subsequent Notes"):

                (a) the indenture in connection with each such series of Specified Subsequent Notes shall contain provisions substantially similar to Sections 12.06, 12.07 and 12.08 hereof;

                (b) the indenture in connection with each such series of Specified Subsequent Notes shall provide that such series shall have separate transaction accounts;

                (c) the indenture in connection with each such series of Specified Subsequent Notes shall provide that each such series shall provide for its own trustee and servicing fees; and

                (d) so long as the Policy remains in effect and no Insurer Default has occurred and is continuing, (i) the Insurer has received confirmation from S&P that the risk secured by the Policy has not been reduced below a "BBB" risk by S&P and the rating assigned to the Notes has not been reduced below "AAA" by S&P (or "A-1+" + by S&P in the case of the Class A-1 Notes, if still outstanding) as a result of the proposed issuance of the Specified Subsequent Notes and (ii) Moody's has been notified of the issuance of the Specified Subsequent Notes, and the Insurer has not been notified by Moody's that A) the risk secured by the Policy has been reduced below a "Baa2" risk by Moody's or B) the rating assigned to the Notes has been reduced below "Aaa" by Moody's (or "P-1" by Moody's in the case of the Class A-1 Notes, if still outstanding) as a result of the proposed issuance of the Specified Subsequent Notes.

                SECTION 9.14. Perfection Representations, Warranties and Covenants.

                In addition to the representations, warranties and covenants contained in this Indenture, the Issuer hereby represents, warrants, and covenants to the Trustee, the

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Holders and the Insurer as to itself and to the matters set forth below as follows on the Closing Date and on each Payment Date thereafter:

                (a) This Indenture creates a valid and continuing security interest (as defined in the Uniform Commercial Code) in the Issuer's right, title and interest in, and to, the Leases, Related Interests, Equipment and all rights of the Issuer under the Assignment and Servicing Agreement in favor of the Trustee for the benefit of the Holders and the Insurer, as long as no Insurer Default has occurred and is continuing (the "Secured Party"), which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                (b) The Issuer has a valid security interest in all of the Seller's right, title and interest in, and to, the Leases, Related Interests, Equipment and all rights of the Seller under the Assignment and Servicing Agreement free and clear of any lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired.

                (c) The Leases constitute "tangible chattel paper," within the meaning of the Uniform Commercial Code.

                (d) The Related Interests constitute "accounts," the Equipment constitutes "goods," the Issuer's security interest (as defined in the Uniform Commercial Code) in the Equipment constitutes either a "general intangible" or an "account," and the rights of the Issuer under the Assignment and Servicing Agreement constitute "general intangibles" within the meaning of the Uniform Commercial Code.

                (e) The Issuer has caused, or promptly after the Issuance Date will have caused, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Leases, Related Interests, Equipment and all rights of the Issuer under the Assignment and Servicing Agreement granted to the Secured Party hereunder.

                (f) Other than the security interest granted to the Secured Party pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Leases, Related Interests, Equipment or any of the rights of the Issuer under the Assignment and Servicing Agreement. The Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of the Collateral or of any of the items that comprise the Collateral other than any financing statement relating to the security interest granted to the Secured Party hereunder. All financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights the Secured Party."

                (g) The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer that cover the Collateral.

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                (h)     None of the tangible chattel paper that constitute or
evidence the Leases has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Secured Party.

                (i) Survival of Perfection Representations. Notwithstanding any other provision of this Indenture or any other Transaction Document, the representations, warranties and covenants relating to perfection set forth in this Section 9.14 shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer's rights to act as such) until such time as all obligations under this Indenture have been finally and fully paid and performed.

                (j) No Waiver or Breach. The parties to this Indenture: (i) shall not, without obtaining the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) or otherwise each Holder and providing notice to each of S&P and Moody's, waive any of the representations, warranties and covenants relating to perfection set forth in this Section 9.14; and (ii) shall provide S&P and Moody's with prompt written notice of any breach of any of the representations, warranties and covenants relating to perfection set forth in this Section 9.14; and shall not, without obtaining the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) or otherwise each Holder, waive a breach of any of the representations, warranties and covenants relating to perfection set forth in this Section 9.14 and, in each case, each of S&P and Moody's shall confirm that the ratings then assigned to the Notes have not been affected by such waiver or breach, as the case may be.

                (k) Servicer to Maintain Perfection and Priority. The Servicer covenants that, in order to evidence the interests of the Seller, the Issuer and the Secured Party under the Transaction Documents, the Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Seller, the Issuer or the Secured Party) to maintain and perfect, as a first priority interest, the respective security interests of the Seller, the Issuer and the Secured Party in the Leases, Related Interests, Equipment and the rights of each of the Seller and the Issuer under the Assignment and Servicing Agreement.

                (l) Goods; Priority. No creditor of the Issuer has in its possession any goods that constitute or evidence the Collateral (other than the Secured Party in certain limited instances).

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                SECTION 9.15. Representations and Warranties.

                The Issuer represents and warrants as of the Issuance Date and on each Payment Date that:

                (a)     Corporate Organization and Authority.

                (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

                (ii) it has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and to enter into and perform its obligations under this Assignment and Servicing Agreement, and the transactions contemplated hereby; and

                (iii) it has duly qualified and is authorized to do business and is in good standing as a foreign limited liability company in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

                (b)     Transactions Legal and Authorized.

                The transactions contemplated by this Indenture and the Assignment and Servicing Agreement:

                (i) have been duly authorized by all necessary action on the part of the Issuer, as a limited liability company, and do not require any member approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Issuer except such as have been duly obtained;

                (ii) are within the powers of the Issuer, as a limited liability company; and

                (iii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Issuer (other than as contemplated by this Indenture and the other Transaction Documents) under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Issuer is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Issuer or its properties, or any order to which the Issuer or its properties is subject, of or by any government or governmental agency or authority.

                (c)     Execution and Delivery.

                The execution and delivery of this Indenture and the Assignment and Servicing Agreement:

                (i) are within the powers of the Issuer, as a limited liability company; and

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                (ii)    are legal and will not conflict with, result in any
breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Issuer (other than as contemplated by this Indenture and the other Transaction Documents) under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Issuer is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Issuer or its properties, or any order to which the Issuer or its properties is subject, of or by any government or governmental agency or authority.

                (d)     Governmental Consents.

                Except as contemplated by this Indenture and the Transaction Documents, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Issuer in connection with the execution and delivery of this Indenture or the Assignment and Servicing Agreement.

                (e)     Compliance with Law.

                The Issuer:

                (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business and, as of the date hereof, has no pending litigation; and

                (iii) is not in violation of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the Asset Pool or the business or condition (financial or otherwise) of the Issuer.

                (f)     Nonconsolidation.

                The Issuer is, and at all times since its formation has been operated in such a manner that it would not be substantively consolidated with the Originator or the Seller and such that the separate existence of any of the Originator, the Seller or the Issuer would not be disregarded in the event of a bankruptcy or insolvency of the Issuer or the Issuer, and in such regard:

                (i) the Issuer is not involved in the day-to-day management of the Originator or the Seller;

                (ii) the Issuer maintains separate corporate records and books of account from the Originator and the Seller and otherwise observes corporate formalities;

                (iii) the financial statements and books and records of the Issuer will reflect the separate existence of the Originator and the Seller;

                (iv) the Issuer maintains its assets separately from the assets of the Originator and the Seller (including through the maintenance of a separate bank account), the Issuer's funds and assets, and records relating thereto, have not been and are not commingled with those of the Originator or the Seller (except temporarily as permitted by the Indenture and the Assignment and Servicing Agreement), the separate creditors of the Originator or the Seller will be entitled to be satisfied out of the Originator's and the Seller's respective assets prior to any value in the Originator or the Seller becoming available to the Originator's or the Seller's equityholders or the Issuer's creditors and transactions between the Issuer and the Seller and the Originator are generally reflective of fair market value transactions;

                (v) all business correspondence of the Issuer and other communications are conducted in the Issuer's own name and on its own stationery; and

                (vi) neither the Originator nor the Seller acts as an agent of the Issuer in any capacity and the Issuer does not act as agent for the Originator or the Seller, but instead presents itself to the public as a limited liability company separate from the Originator and the Issuer.

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

                SECTION 10.01. Supplemental Indentures Without Consent of Noteholders.

                (a) Without the consent of any Noteholders, the Issuer, by an Issuer Order, and the Trustee, at any time and from time to time, may, with the written consent of the Insurer (if no Insurer Default has occurred and is continuing) enter into one or more indentures supplemental hereto, for any of the following purposes:

                (i) to add to the covenants of the Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

                (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this Section 10.01(a) shall not materially and adversely affect the interests of the Noteholders in any respect or in the reduction or withdrawal of the then current ratings of the Outstanding Notes.

                (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency, a copy of any supplemental indenture entered into pursuant to Section 10.01(a).

                SECTION 10.02. Supplemental Indentures with Consent of Noteholders.

                (a) With the written consent of the Insurer (if no Insurer Default has occurred and is continuing) or the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to the Issuer and the Trustee (if an Insurer Default has occurred and is continuing), the Issuer, by an Issuer Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that, subject to the express rights of the Insurer under the Transaction Documents, no supplemental indenture shall be entered into if it would result in the reduction or withdrawal of the then current ratings of the Outstanding Notes and no supplemental indenture shall, without the written consent of the holder of each Outstanding Note affected thereby:

                (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

                (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

                (iii) modify any of the provisions of this Section except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the written consent of the holder of each Outstanding Note affected thereby;

                (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                (v) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Asset Pool or, except as provided in Sections 5.01 or 5.02, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

                (b) The Trustee shall promptly deliver to the Insurer and each Noteholder and each Rating Agency, a copy of any supplemental indenture entered into pursuant to this Section 10.02.

                (c) Any modification to the terms of this Indenture that materially, directly, and adversely impacts the Counterparty shall require the prior written consent of the Counterparty, which consent shall not be unreasonably withheld.

                SECTION 10.03. Execution of Supplemental Indentures.

                In executing any supplemental indenture or any amendment, modification or supplement to any other Transaction Document the Trustee and the Insurer shall be entitled to receive, and (subject to Section 8.01) shall be protected in relying upon, an Opinion of Counsel stating that the execution of such instrument is authorized or permitted by this Indenture or such applicable Transaction Document. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, obligations, immunities or indemnities under this Indenture or otherwise.

                SECTION 10.04. Effect of Supplemental Indentures.

                Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 10.05. Reference in Notes to Supplemental Indentures.

                Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                SECTION 10.06. Compliance with Trust Indenture Act.

                Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

                SECTION 11.01. Satisfaction and Discharge of Indenture.

                (a) This Indenture shall cease to be of further effect (except as to any surviving rights of indemnification, registration, transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments provided to it acknowledging satisfaction and discharge of this Indenture, when

                (i)     100 days shall have elapsed since either

                        (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 9.03(c)) have been delivered to the Trustee for cancellation; or

                        (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation

                                (1)     have become due and payable, or

                                (2)     will become due and payable at their
                                        Stated Maturity, as applicable, within
                                        one year,

                and the Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

                (ii) the Issuer has paid or caused to be paid all Insurer Secured Obligations and all Trustee Secured Obligations and the Policy has been surrendered for cancellation subject to Section 4.03; and

                (iii) the Issuer has delivered to the Trustee and the Insurer an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Issuer or, upon an Issuer Order, its assignee, all cash, securities and other property held by it as part of the Asset Pool other than funds deposited with the Trustee pursuant to Section 11.01(a)(i)(B), for the payment and discharge of the Notes.

                (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Sections 8.06 and 9.11, and, if money shall have been deposited with the Trustee pursuant to
Section 11.01(a)(i)(B), the obligations of the Trustee under Section 11.02 and
Section 9.03(c), shall survive.

                (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article 11.

                SECTION 11.02. Application of Trust Money.

                Subject to the provisions of Section 9.03(c), all money deposited with the Trustee pursuant to Sections 11.01 and 9.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the

Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE XII

                                  MISCELLANEOUS

                SECTION 12.01. Trust Indenture Act Controls.

                If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(c) shall control.

                SECTION 12.02. Communication by Noteholders with Other Noteholders.

                Noteholders may communicate, pursuant to Trust Indenture Act
Section 312(b), with other Noteholders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act Section 312(c).

                SECTION 12.03. Location of Leases.

                Subject to the provisions of Section 1.04(e) of the Assignment and Servicing Agreement, the Servicer shall maintain the Leases at its office in Macon, Georgia or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee and the Insurer. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

                SECTION 12.04. Officers' Certificate and Opinion of Counsel as to Conditions Precedent.

                Upon any request or application by the Issuer (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture or the other Transaction Documents, the Issuer (or such other Obligor) shall furnish to the Trustee and the Insurer:

                (a) an Officers' Certificate (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

                SECTION 12.05. Statements Required in Certificate or Opinion.

                Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                SECTION 12.06. Nonpetition.

                The Secured Party (or any successor trustee, co-trustee or separate trustee) shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer during the period ending one year and one day after satisfaction and discharge of this Indenture; provided, however, that nothing herein shall prohibit the Trustee (or any successor trustee, co-trustee or separate trustee) from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person.

                In addition, each Noteholder, by accepting a Note, and the Trustee, by entering into this Indenture, hereby covenants and agrees that no claim may be brought against the Issuer, its directors, officers or shareholders, with respect to any assets collateralizing any other debt obligation of the Issuer.

                SECTION 12.07. Non-Recourse.

                Except as otherwise provided in Section 7.08, the Noteholders shall not at any time have any recourse on the Notes or under this Indenture against the Issuer other than against the Asset Pool including, but not limited to, amounts deposited into the Collection Account pursuant to Section 3.03.

                SECTION 12.08. Subordination of Interest of Noteholders.

                Notwithstanding any term of this Indenture, but except as provided in Section 7.07 hereof, the Issuer and the Trustee agree and, by its holding of a Note, each Noteholder will be deemed to agree that, to the extent the Noteholders are deemed to have any interest or claim to any assets of the Issuer other than the Asset Pool including, but not limited to, amounts deposited into the Collection Account pursuant to
Section 3.03, such Noteholder's claim or interest shall be subordinate to the claims or rights (including any rights with respect to post-petition interest) of such other debtholders to those assets. In addition, each Noteholder agrees that this agreement to subordinate its claim or interest constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                     IKON RECEIVABLES FUNDING, LLC,
                                     as Issuer

                                      By:    IKON RECEIVABLES FUNDING, INC.,
                                      its Manager

                                      By: /s/ Kathleen M. Burns
                                         ------------------------------
                                      Name:  Kathleen M. Burns
                                      Title: Treasurer

                                     BNY MIDWEST TRUST COMPANY,
                                      not in its individual capacity but solely as Trustee

                                      By: /s/ Eric A. Lindahl
                                         ------------------------------
                                      Name:  Eric A. Lindahl
                                      Title: Vice President

                                      IOS CAPITAL, LLC, as Servicer

                                      By: /s/ Russell Slack
                                         ------------------------------
                                      Name:  Russell Slack
                                      Title: President

                                 CLASS A-1 NOTE

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          IKON RECEIVABLES FUNDING, LLC

                ____% CLASS A-1 LEASE-BACKED NOTE, SERIES 2003-1

CUSIP NO.  ____________
No. R-1                                                            $____________

                IKON Receivables Funding, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $____________, payable in monthly installments beginning May 15, 2003, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 1.30813% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in that Interest Accrual Period. Interest accruing as provided above for each Interest Accrual Period will be payable on the Payment Date corresponding to that Interest Accrual Period.

                Principal and interest on this Class A-1 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing May 15, 2003, either by check to the registered address of the Holder of this Class A-1 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                This Class A-1 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its 1.30813% Class A-1 Lease-Backed Notes, Series 2003-1" (herein called the "Class A-1 Notes") limited in aggregate principal amount to $253,200,000, issued under the Indenture, dated as of April 1, 2003 (herein called the "Indenture"), among the Issuer, IOS Capital, LLC as Servicer, and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                The Class A-1 Notes are entitled to the benefits of a financial guarantee insurance policy issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-1 Notes on each Payment Date, all as more fully set forth in the Indenture.

                The Stated Maturity of the Class A-1 Notes is the Payment Date in May 2004 on which date the Outstanding Principal Amount of the Class A-1 Notes shall be due and payable.

                The Class A-1 Notes are subject to redemption, without premium, at the option of the Issuer as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date after giving effect to all principal Payment on such Payment Date.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                This Class A-1 Note will be secured by the pledge to the Trustee of the Asset Pool.

                If an Event of Default under the Indenture occurs, the Trustee shall, at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or of Holders of not less than 66-2/3% of the aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), and, if an Insurer Default has occurred and is continuing, may, declare due and payable in the manner and with the effect provided in the Indenture, the principal of all the Class A-1 Notes (but not less than all the Class A-1 Notes). Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the

                                      A-1-2
obligations of the Issuer with respect to the payment of principal and interest on this Class A-1 Note shall terminate.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the written consent of the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing). The Indenture also contains provisions permitting the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer (with or without the consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holder of this Class A-1 Note (if an Insurer Default has occurred and is continuing) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-1 Note or any Class A-1 Note.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency of the Trustee in the City of Chicago, Illinois and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Class A-1 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for a like aggregate principal amount of Class A-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                The Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note may be overdue, and

                                      A-1-3
neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                Each Noteholder, by acceptance of this Note, covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                The Indenture and this Class A-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                      A-1-4

                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 23, 2003

                                           IKON RECEIVABLES FUNDING, LLC

                                           By:   IKON RECEIVABLES FUNDING, INC.,
                                           its Manager

                                           By:
                                               --------------------------------
                                                      Authorized Officer

                     Trustee's Certificate of Authentication

                This is one of the Class A-1 Notes referred to in the within mentioned Indenture.

                                           BNY MIDWEST TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee

                                           By:
                                               --------------------------------
                                                      Authorized Officer

                                      A-1-5

                                 ASSIGNMENT FORM

                If you the holder want to assign this Class A-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-1 Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-1 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated: ----------------                    Signed: -----------------------------

                                                   -----------------------------
                                                    (sign exactly as the name
                                                    appears on the other side of
                                                    this Class A-1 Note)


Signature Guarantee ------------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-1 Note.

                                      A-1-6

                                 CLASS A-2 NOTE

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          IKON RECEIVABLES FUNDING, LLC

                ____% CLASS A-2 LEASE-BACKED NOTE, SERIES 2003-1

CUSIP NO.  ____________
No. R-1                                                            $____________


                IKON Receivables Funding, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $____________, payable in monthly installments beginning on May 15, 2003, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of ____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days comprised of twelve thirty day months or, with respect to the May 15, 2003 Payment Date, since April 23, 2003.

                Principal and interest on this Class A-2 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing May 15, 2003, either by check to the registered address of the Holder of this Class A-2 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                This Class A-2 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its 1.68% Class A-2 Lease-Backed Notes, Series 2003-1" (herein called the "Class A-2 Notes") limited in aggregate principal amount to $26,700,000 issued under the Indenture, dated as of April 1, 2003, (herein called the "Indenture"), among the Issuer, IOS Capital, LLC as Servicer, and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                The Class A-2 Notes are entitled to the benefits of a financial guarantee insurance policy issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-2 Notes on each Payment Date, all as more fully set forth in the Indenture.

                The Stated Maturity of the Class A-2 Notes is the Payment Date in November 2005 on which date the Outstanding Principal Amount of the Class A-2 Notes shall be due and payable.

                The Class A-2 Notes are subject to redemption, without premium, at the option of the Issuer as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date after giving effect to all principal Payment on such Payment Date.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                This Class A-2 Note will be secured by the pledge to the Trustee of the Asset Pool.

                If an Event of Default under the Indenture occurs, the Trustee shall, at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or of Holders of not less than 66-2/3% of the aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), and, if an Insurer Default has occurred and is continuing, may, declare due and payable in the manner and with the effect provided in the Indenture, the principal of all the Class A-2 Notes (but not less than all the Class A-2 Notes). Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the

                                      A-2-2
obligations of the Issuer with respect to the payment of principal and interest on this Class A-2 Note shall terminate.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the written consent of the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing). The Indenture also contains provisions permitting the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer (with or without the consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holder of this Class A-2 Note (if an Insurer Default has occurred and is continuing) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2 Note or any Class A-2 Note.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Note is registrable in the Note Register, upon surrender of this Class A-2 Note for registration of transfer at the office or agency of the Trustee in the City of Chicago, Illinois and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Class A-2 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-2 Notes are exchangeable for a like aggregate principal amount of Class A-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                The Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, whether or not this Class A-2 Note may be overdue, and

                                      A-2-3
neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                Each Noteholder, by acceptance of this Note, covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                The Indenture and this Class A-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                      A-2-4

                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 23, 2003

                                           IKON RECEIVABLES FUNDING, LLC

                                           By:   IKON RECEIVABLES FUNDING, INC.,
                                           its Manager

                                           By:
                                               ---------------------------------
                                                      Authorized Officer

                     Trustee's Certificate of Authentication

                This is one of the Class A-2 Notes referred to in the within mentioned Indenture.

                                           BNY MIDWEST TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee

                                           By:
                                               ---------------------------------
                                                      Authorized Officer

                                      A-2-5

                                 ASSIGNMENT FORM

                If you the holder want to assign this Class A-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2 Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-2 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ----------------              Signed:  ---------------------------------

                                               ---------------------------------
                                                  (sign exactly as the name
                                                  appears on the other side of
                                                  this Class A-2 Note)


Signature Guarantee ------------------------------------------------------------

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-2 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-2 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2 Note.

                                      A-2-6

                                 CLASS A-3a NOTE

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          IKON RECEIVABLES FUNDING, LLC

            VARIABLE RATE CLASS A-3a LEASE-BACKED NOTE, SERIES 2003-1

CUSIP NO.  ____________
No. R-1                                                            $____________


                IKON Receivables Funding, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $____________, payable in monthly installments on each Payment Date, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, for each Interest Accrual Period, at the rate per annum equal to the sum of 0.24% and LIBOR for that Interest Accrual Period, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in that Interest Accrual Period. Interest accruing as provided above for each Interest Accrual Period will be payable on the Payment Date corresponding to that Interest Accrual Period.

                Principal and interest on this Class A-3a Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing May 15, 2003, either by check to the registered address of the Holder of this Class A-3a Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                This Class A-3a Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "Class A-3a Lease-Backed Notes, Series 2003-1" (herein called the "Class A-3a Notes") limited in aggregate principal amount to $206,400,000, issued under the Indenture, dated as of April 1, 2003 (herein called the "Indenture"), among the Issuer, IOS Capital, LLC as Servicer, and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-3a Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                The Class A-3a Notes are entitled to the benefits of a financial guarantee insurance policy issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-3a Notes on each Payment Date, all as more fully set forth in the Indenture.

                The Stated Maturity of the Class A-3a Notes is the Payment Date in December 2007, on which date the Outstanding Principal Amount of the Class A-3a Notes shall be due and payable.

                The Class A-3a Notes are subject to redemption, without premium, at the option of the Issuer as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date after giving effect to all principal Payment on such Payment Date.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-3a Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                This Class A-3a Note will be secured by the pledge to the Trustee of the Asset Pool.

                If an Event of Default under the Indenture occurs, the Trustee shall, at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or of Holders of not less than 66-2/3% of the aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), and, if an Insurer Default has occurred and is continuing, may, declare due and payable in the manner and with the effect provided in the Indenture, the principal of all the Class A-3a Notes (but not less than all the Class A-3a Notes). Notice of such declaration will be given by mail

                                     A-3a-2
to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-3a Note shall terminate.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the written consent of the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing). The Indenture also contains provisions permitting the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3 in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer (with or without the consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holder of this Class A-3a Note (if an Insurer Default has occurred and is continuing) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3a Note and of any Class A-3a Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3a Note or any Class A-3a Note.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3a Note is registrable in the Note Register, upon surrender of this Class A-3a Note for registration of transfer at the office or agency of the Trustee in the City of Chicago, Illinois and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3a Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Class A-3a Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3a Notes are exchangeable for a like aggregate principal amount of Class A-3a Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                                     A-3a-3

                The Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Class A-3a Note is registered as the owner hereof for all purposes, whether or not this Class A-3a Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                Each Noteholder, by acceptance of this Note, covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                The Indenture and this Class A-3a Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                     A-3a-4

                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 23, 2003

                                           IKON RECEIVABLES FUNDING, LLC

                                           By:  IKON RECEIVABLES FUNDING, INC.,
                                           its Manager

                                           By:
                                               ---------------------------------
                                                      Authorized Officer

                     Trustee's Certificate of Authentication

                This is one of the Class A-3a Notes referred to in the within mentioned Indenture.

                                           BNY MIDWEST TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee

                                           By:
                                               ---------------------------------
                                                      Authorized Officer

                                     A-3a-5

                                 ASSIGNMENT FORM

                If you the holder want to assign this Class A-3a Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3a Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-3a Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ----------------              Signed:  ---------------------------------

                                               ---------------------------------
                                                 (sign exactly as the name
                                                 appears on the other side of
                                                 this Class A-3a Note)


Signature Guarantee  -----------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-3a Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-3a Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3a Note.

                                     A-3a-6

                                 CLASS A-3b NOTE

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          IKON RECEIVABLES FUNDING, LLC

                ____% CLASS A-3b LEASE-BACKED NOTE, SERIES 2003-1

CUSIP NO.  ____________
No. R-1                                                            $____________


                IKON Receivables Funding, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $____________, payable in monthly installments beginning on May 15, 2003, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 2.33% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days comprised of twelve thirty day months, or with respect to the May 15, 2003 Payment Date, since April 23, 2003.

                Principal and interest on this Class A-3b Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing May 15, 2003, either by check to the registered address of the Holder of this Class A-3b Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                This Class A-3b Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "Class A-3b Lease-Backed Notes, Series 2003-1" (herein called the "Class A-3b Notes") limited in aggregate principal amount to $206,400,000, issued under the Indenture, dated as of April 1, 2003 (herein called the "Indenture"), among the Issuer, IOS Capital, LLC as Servicer, and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-3b Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                The Class A-3b Notes are entitled to the benefits of a financial guarantee insurance policy issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-3b Notes on each Payment Date, all as more fully set forth in the Indenture.

                The Stated Maturity of the Class A-3b Notes is the Payment Date in December 2007, on which date the Outstanding Principal Amount of the Class A-3b Notes shall be due and payable.

                The Class A-3b Notes are subject to redemption, without premium, at the option of the Issuer as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date after giving effect to all principal Payment on such Payment Date.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-3b Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                This Class A-3b Note will be secured by the pledge to the Trustee of the Asset Pool.

                If an Event of Default under the Indenture occurs, the Trustee shall, at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or of Holders of not less than 66-2/3% of the aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), and, if an Insurer Default has occurred and is continuing, may, declare due and payable in the manner and with the effect provided in the Indenture, the principal of all the Class A-3b Notes (but not less than all the Class A-3b Notes). Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the

                                     A-3b-2
obligations of the Issuer with respect to the payment of principal and interest on this Class A-3b Note shall terminate.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the written consent of the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing). The Indenture also contains provisions permitting the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer (with or without the consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holder of this Class A-3b Note (if an Insurer Default has occurred and is continuing) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3b Note and of any Class A-3b Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3b Note or any Class A-3b Note.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3b Note is registrable in the Note Register, upon surrender of this Class A-3b Note for registration of transfer at the office or agency of the Trustee in the City of Chicago, Illinois and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3b Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Class A-3b Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3b Notes are exchangeable for a like aggregate principal amount of Class A-3b Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                The Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Class A-3b Note is registered as the owner hereof for all purposes, whether or not this Class A-3b Note may be overdue,

                                     A-3b-3
and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                Each Noteholder, by acceptance of this Note, covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                The Indenture and this Class A-3b Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                     A-3b-4

                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 23, 2003

                                           IKON RECEIVABLES FUNDING, LLC

                                           By:  IKON RECEIVABLES FUNDING, INC.,
                                           its Manager


                                           By:
                                               ---------------------------------
                                                       Authorized Officer

                     Trustee's Certificate of Authentication

                This is one of the Class A-3b Notes referred to in the within mentioned Indenture.

                                           BNY MIDWEST TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee

                                           By:
                                               ---------------------------------
                                                       Authorized Officer

                                     A-3b-5

                                 ASSIGNMENT FORM

                If you the holder want to assign this Class A-3b Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3b Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-3b Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ----------------              Signed:  ---------------------------------

                                               ---------------------------------
                                                 (sign exactly as the name
                                                 appears on the other side of
                                                 this Class A-3b Note)


Signature Guarantee ------------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-3b Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-3b Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3b Note.

                                     A-3b-6

                                 CLASS A-4 NOTE

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          IKON RECEIVABLES FUNDING, LLC

                ____% CLASS A-4 LEASE-BACKED NOTE, SERIES 2003-1

CUSIP NO.  ____________
No. R-1                                                            $____________


                IKON Receivables Funding, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $____________, payable in monthly installments beginning on May 15, 2003, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 3.27% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days comprised of twelve thirty day months, or with respect to the May 15, 2003 Payment Date, since April 23, 2003.

                Principal and interest on this Class A-4 Note shall be paid on the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing May 15, 2003, either by check to the registered address of the Holder of this Class A-4 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

                This Class A-4 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "Class A-4 Lease-Backed Notes, Series 2003-1" (herein called the "Class A-4 Notes") limited in aggregate principal amount to $159,385,000, issued under the Indenture, dated as of April __, 2003 (herein called the "Indenture"), among the Issuer, IOS Capital, LLC as Servicer, and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-4 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

                The Class A-4 Notes are entitled to the benefits of a financial guarantee insurance policy issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-4 Notes on each Payment Date, all as more fully set forth in the Indenture.

                The Stated Maturity of the Class A-4 Notes is the Payment Date in July 2011, on which date the Outstanding Principal Amount of the Class A-4 Notes shall be due and payable.

                The Class A-4 Notes are subject to redemption, without premium, at the option of the Issuer as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date after giving effect to all principal Payment on such Payment Date.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                This Class A-4 Note will be secured by the pledge to the Trustee of the Asset Pool.

                If an Event of Default under the Indenture occurs, the Trustee shall, at the written direction of the Insurer (if no Insurer Default has occurred and is continuing) or of Holders of not less than 66-2/3% of the aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), and, if an Insurer Default has occurred and is continuing, may, declare due and payable in the manner and with the effect provided in the Indenture, the principal of all the Class A-4 Notes (but not less than all the Class A-4 Notes). Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the

                                      A-4-2
obligations of the Issuer with respect to the payment of principal and interest on this Class A-4 Note shall terminate.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the written consent of the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing). The Indenture also contains provisions permitting the Insurer (with or without the written consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding (if an Insurer Default has occurred and is continuing), on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Insurer (with or without the consent of any Holder of the Notes if no Insurer Default has occurred and is continuing) or the Holder of this Class A-4 Note (if an Insurer Default has occurred and is continuing) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-4 Note or any Class A-4 Note.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency of the Trustee in the City of Chicago, Illinois and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Class A-4 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-4 Notes are exchangeable for a like aggregate principal amount of Class A-4 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                The Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Class A-4 Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note may be overdue, and

                                      A-4-3
neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                Each Noteholder, by acceptance of this Note, covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                The Indenture and this Class A-4 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                      A-4-4

                IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 23, 2003

                                           IKON RECEIVABLES FUNDING, LLC

                                           By:  IKON RECEIVABLES FUNDING, INC.,
                                           its Manager


                                           By:
                                               ---------------------------------
                                                       Authorized Officer

                     Trustee's Certificate of Authentication

                This is one of the Class A-4 Notes referred to in the within mentioned Indenture.

                                           BNY MIDWEST TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee

                                           By:
                                               ---------------------------------
                                                     Authorized Officer

                                      A-4-5

                                 ASSIGNMENT FORM

                If you the holder want to assign this Class A-4 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-4 Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-4 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ----------------               Signed: ---------------------------------

                                               ---------------------------------
                                                 (sign exactly as the name
                                                 appears on the other side of
                                                 this Class A-4 Note)


Signature Guarantee ------------------------------------------------------------


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-4 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-4 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-4 Note.

                                      A-4-6